


           ANNUAL SUPPLEMENTAL DISCLOSURE
                   March 31, 2005

                  Table of Contents
                                                       Page                                                           Page

                Section I - Overview                               Section III - Joint Venture Information


Important Notes                                          2          Overview - Fund I                                  23

Company Information                                      3          Overview - Fund II                                 24

Portfolio Snapshot                                       4          Overview - RCP Venture                             25

Organizational Chart                                     5          Fund I Properties - Detail                         26

Management Team                                          6          Top 10 Fund I Tenants                              27

         Section II - Financial Information                         Kroger/Safeway Locations                           28

Market Capitalization                                    7          Fund I Properties - Detail                         29

Shareholder Information                                  8             Section IV - Parent Portfolio Information

Operating Statements - Consolidated                      9          Properties  - Overview                             30

Operating Statements - Joint Venture Activity           10          Properties by Region - Summary                     33

Operating Statements - Activity by Source               11          Properties by State - Summary                      34

Operating Statements - Current v. Historical            12          Properties - Detail                                35

Net Operating Income - Same Property Performance        13          Leasing Production                                 36

Funds from Operations ("FFO"), Adjusted FFO ("AFFO")                Top 10 Tenants - Consolidated                      37
  and Funds Available for Distribution ("FAD")          14
                                                                    Anchor Tenant Detail                               38
Capital Expenditures                                    15
                                                                    Anchor Lease Expirations - Next 3 Years            46
Balance Sheets                                          16
                                                                    Lease Expirations                                  47
Selected Operating Ratios                               17
                                                                    Property Demographics                              55
Debt Analysis - Summary                                 18
                                                                    Residential Properties                             56
Debt Analysis - Detail                                  19

Debt Maturity Schedule                                  21

Unencumbered Properties                                 22

      Visit acadiarealty.com for current news as well as additional property details and financial information



                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                 March 31, 2005

                                 Important Notes

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

USE OF EBITDA AS NON-GAAP FINANCIAL MEASURE

EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company's method of calculating EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA does not represent cash generated from operations as defined by GAAP and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                 March 31, 2005

                               Company Information

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 70 properties totaling approximately 10 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 98% controlled by Acadia.





Corporate Headquarters     1311 Mamaroneck Avenue              Investor Relations               Jon Grisham
                           Suite 260                                                            Vice President
                           White Plains, NY 10605                                               (914) 288-8142
                                                                                                jgrisham@acadiarealty.com

New York Stock Exchange    Symbol AKR                          Web Site                         www.acadiarealty.com


Analyst Coverage           Banc of America Securities                     Citigroup - Smith Barney
                           Ross Nussbaum - (212) 847-5668                 Jonathan Litt - (212) 816-0231
                           ross.nussbaum@bofasecurities.com               jonathan.litt@citigroup.com
                                                                          Michael Bilerman - (212) 816-1383
                           RBC Capital Markets                            michael.bilerman@citigroup.com
                           Jay Leupp - (415) 633-8588                     David Carlisle - (212) 816-1382
                           jay.leupp@rbccm.com                            david.s.carlisle@citigroup.com
                           David Ronco - (415) 633-8566
                           david.ronco@rbccm.com                          Ryan Beck & Co.
                                                                          Sheila McGrath - (973) 549-4084
                           MaxCor Financial                               sheila.mcgrath@ryanbeck.com
                           Paul Adornato, CFA - (646) 346-7327
                           padornato@maxf.com                             J.P. Morgan Securities, Inc.
                                                                          Michael W. Mueller, CFA (212) 622-6689
                                                                          michael.w.mueller@jpmorgan.com
                                                                          Josh Bederman (212) 622-6530
                                                                          josh.h.bederman@jpmorgan.com


                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                 March 31, 2005


                             Portfolio Snapshot (1)



                            [GRAPHIC OF MAP OMITTED]



(1) This map does not include a 25 property portfolio owned by the Company comprised entirely of Kroger and Safeway anchor triple-net leases.

(2) The Company's pro-rata share of base rent from unconsolidated properties has been included for the purpose of calculating percentage of base rent by state.






                                [GRAPHIC OMITTED]
                        [DATA BELOW REPRESENTS PIE CHART]


                       Illinois       9.02%
                       Connecticut    4.76%
                       Indiana        4.92%
                       Massachusetts  4.82%
                       Michigan       5.39%
                       New Jersey    18.88%
                       New York      18.79%
                       Ohio           2.84%
                       Pennsylvania  13.87%
                       Rhode Island   5.31%
                       Vermont        3.34%
                       Delaware       4.73%
                       South Carolina 0.38%
                       Korger/Safeway 2.76%
                       Virginia       0.19%


                                     100.0%

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                 March 31, 2005


                              Organizational Chart



                                                        Kenneth Bernstein
                                                       President and Chief
                                                        Executive Officer





Acquisitions       Leasing           Operations/                     Construction      Legal                  Finance and
                                     Property                            and                                     Asset
                                     Management                      Development                              Management

                                     Joseph
Joel Braun         Joseph Povinelli  Napolitano                      Joseph Hogan      Robert Masters         Michael Nelsen
Sr. VP  CIO        Sr. VP, Dir of    Sr. VP, Director of             Sr. VP, Dir. of   Sr. VP, General        Sr. VP, Chief
                   Leasing           Operations                      Construction      Counsel                Financial Officer

Todd Rollins                  Robert Scholem      Larry Schachter    Jeff Hogan        Carol Smrek   Jon Grisham   Richard Hartmann
    VP,                       VP, Director of     Director of MIS    Construction      VP, Counsel   VP Chief      VP, Controller
Asset Management              Property                               Superintendant                  Accounting    Dir. of Lease
                              Management                                               Karen Yamrus  Officer       Admin.
                                                                                       Asst. VP, Sr.
                                                                                       Paralegal

Joseph Ginex
Asst. V.P.
Acquisitions



                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                 March 31, 2005

                            Executive Management Team

Kenneth F. Bernstein  Chief Executive Officer  Mr. Bernstein is responsible for strategic planning as well as overseeing all
                          and  President       day to day activities of the Company including operations, acquisitions and capital markets. Mr. Bernstein served as the Chief Operating Officer of RD
                                               Capital, Inc. from 1990 until the merger of RD Capital with Mark Centers Trust in August of 1998, forming Acadia Realty Trust. In such capacity, he was responsible for overseeing the day-to-day operations of RD Capital and its management companies, Acadia Management Company LLC and Sound View Management
                                               LLC. Prior to joining RD Capital, Mr. Bernstein was an associate with the New
                                               York law firm of Battle Fowler, LLP, from 1986 to 1990. Mr. Bernstein received his Bachelor of Arts Degree from the University of Vermont and his Juris
                                               Doctorate from Boston University School of Law.

Joel Braun            Senior Vice President,   Mr. Braun is responsible for the sourcing and financial analysis of acquisition
                      Chief Investment Officer properties for Acadia. Previously, Mr. Braun was Director of Acquisitions and
                                               Finance for Rosenshein Associates, a regional shopping center developer based in
                                               New Rochelle, New York. During this time, Mr. Braun was instrumental in the initiation and formation of Kranzco Realty Trust, a publicly traded REIT. Mr.
                                               Braun holds a Bachelor's in Business Administration from Boston University and a
                                               Master's Degree in Planning from John Hopkins University.

Joseph Hogan           Senior Vice President,  Most recently, Mr. Hogan served as Vice President with Kimco Realty Corporation
                      Director of Construction (NYSE:KIM), where he was responsible for business development and management of all retail and commercial construction projects for Kimco, in addition to outside customers and development companies. Prior to joining Kimco, he was with
                                               Konover Construction Company, a subsidiary of Konover & Associates located in
                                               West Hartford, Connecticut, where he was responsible for construction projects throughout the eastern half of the United States.


Robert Masters, Esq.   Senior Vice President,  Prior to joining Acadia in December 1994, Mr. Masters was General Counsel for
                        General Counsel,       API Asset Management for over five years, Senior Vice President Deputy General
                        Corporate Secretary    Counsel for European American Bank from 1985 to 1990, and Vice President and
                                               Counsel for National Westminster Bank from 1977 to 1985. Mr. Masters received his Bachelor of Arts from the City University of New York and a J.D. from New
                                               York University Law School. Mr. Masters is also a member of the New York Bar.

Joseph M. Napolitano,  Senior Vice President,  Mr. Napolitano is responsible for overseeing the company's internal operations.
CPM                    Director of Operations  Previously, he held the position of Senior Vice President, Director of Property
                                               Management. Prior to joining Acadia in 1995, Mr. Napolitano was employed by
                                               Rosen Associates Management Corp. as a Senior Property Manager overseeing a national portfolio of community shopping centers, and Roebling Management Co. as a Property Manager responsible for neighborhood and community shopping centers nationally. Mr. Napolitano holds a Bachelor's in Business Administration from
                                               Adelphi University, Garden City, NY; and is a Certified Property Manager by the
                                               Institute of Property Management (IREM). Mr. Napolitano is also a member of the
                                               New York State Association of Realtors (NYSAR) International Council of Shopping
                                               Center (ICSC), Commercial Investment Real Estate Institute (CIREI), and the
                                               Building Owners and Managers Institute (BOMI).

Michael Nelsen         Senior Vice President,  Mr. Nelsen oversees all the financial activities and asset management functions.
                      Chief Financial Officer  Mr. Nelsen was most recently President of G. Soros Realty, Inc. and Director of
                                               Real Estate for Soros Private Funds Management LLC. His responsibilities included asset/portfolio management of real estate operations, financial reporting, financings, asset acquisitions and dispositions. Previously, he was a partner in the public accounting firm of David Berdon & Co. Mr. Nelsen has been a Certified Public Accountant since 1971.

Joseph Povinelli       Senior Vice President,  Mr. Povinelli joined Acadia in 1999 with 19 years of retail leasing experience.
                       Director of Leasing     Since 1987 Mr. Povinelli had served as regional real estate representative for
                                               Vornado Realty Trust, a New Jersey based Real estate investment trust, and was responsible for the day to day leasing activity of approximately 3 million square feet of the strip shopping center portfolio. Prior to this he served as leasing representative for Net Properties Management, Great Neck, New York,
                                               responsible for leasing of the strip shopping center and office building portfolio of the mid-atlantic and southeast regions of the company. Mr.
                                               Povinelli received a Bachelor of Science degree in Finance and Economics from
                                               C.W. Post College of Long Island Universty.





          ANNUAL SUPPLEMENTAL DISCLOSURE
             March 31, 2005

      Total Market Capitalization
 (including pro-rata share of joint venture debt)

                                                                  Percent of
                                         Percent of               Total Market
         (amounts in thousands)          Total Equity             Capitalization

Equity Capitalization
Total Common Shares Outstanding            96.9%          31,394
Common Operating Partnership ("OP") Units   2.0%             642
Combined Common Shares and OP Units                       32,036

Market Price at March 31, 2005                          $ 16.08

Equity Capitalization - Common Shares and OP Units     $ 515,139

Preferred OP Units - at cost (1)            1.1%           5,580
                                            ---            -----

      Total Equity Capitalization          100.0%        520,719     69.3%
                                           -----         -------     ----

Debt Capitalization
Company's balance sheet                                  173,000    23.0%
Pro-rata share of joint venture debt                      57,959     7.6%
                                                          ------     ---

       Total Debt Capitalization                         230,959    30.7%
                                                         -------    ----

      Total Market Capitalization                      $ 751,678   100.0%
                                                       ---------   -----



        Weighted Average Outstanding Common Shares and O.P. Units
       ----------------------------------------------------------
                                           Common
                                           Shares    O.P. Units   Total

==========================================================================
Basic
Quarter ended March 31, 2005             31,867,185      514,477 32,381,662

Fully Diluted (3)
Quarter ended March 31, 2005             32,139,833      514,477 32,654,310

==========================================================================


Basic
Quarter ended March 31, 2004             27,890,065    1,053,437 28,943,502

Fully Diluted
Quarter ended March 31, 2004             28,560,779    1,053,437 29,614,216



                               [GRAPHIC OMITTED]


                         [DATA BELOW REPRESENTS GRAPH]


Actual


Common Shares                               504,816        67.2%
Common O.P. Units                            10,323         1.4%
Preferred O.P. Units                          5,580         0.7%
Fixed-Rate Debt                             206,073        27.4%
Variable-Rate Debt                           24,886         3.3%
                                            751,678       100.0%






(1) In connection with the acquisition of the Pacesetter Park Shopping Center in 1999, the Company issued 2,212 Preferred OP Units, of which 632 have been converted to Common OP Units to date. The remaining Preferred OP Units are reflected above at their stated cost of $1,000 per unit. Also includes
     $4,000 of Preferred OP Units issued to Klaff L.P. related to the acquisition of management contracts.

(2) Fixed-rate debt includes notional principal fixed through interest rate swap transactions and conversely, variable-rate debt excludes this amount.

(3) For purposes of earnings per share calculations, the assumed conversion of Preferred OP Units is anti-dilutive and not reflected above. However, for the purposes of calculating FFO on a fully diluted basis, these stock equivalents are dilutive and amount to 522,679 and 429,075 for the quarters ended March 31, 2005 and 2004, rspectively.












                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                 March 31, 2005

                             Shareholder Information
                             (amounts in thousands)

    10 Largest Institutional/Non-Retail Shareholders (1)

                                                           Percent of Out-
                                                 Common    standing Common
Shareholder                                    Shares Held  Shares
-----------                                    -----------  ---------------

Wellington Management                               3,877    12.3%
Yale University                                     3,635    11.6%
Morgan Stanley                                      1,840     5.9%
Clarion CRA Securities                              1,747     5.6%
Third Avenue Management                             1,661     5.3%
Cliffwood Partners                                  1,471     4.7%
Stanford University                                 1,411     4.5%
Vanguard Group                                      1,210     3.9%
LaSalle Investment Management Securities              864     2.8%
Barclay's Global Investors                            787     2.5%
                                               ----------- --------
Total of 10 Largest Institutional Shareholders    18,503     58.9%
                                               ----------- --------
Total of all Institutional Shareholders           29,455     93.8%
                                               ----------- --------

                   Operating Partnership
                      Unit Information

                                                 Percent
                                                 of Total O.P. Units
                                                 -------------------
Managment O.P. Unit Holders                   338   52.6%
Other O.P. Unit Holders                      304    47.4%
                                      ----------- --------
Total O.P. Units                             642    100.0%
                                      ----------- --------

        Management and Trustee Ownership

Common Shares (not including options)        955
O.P. Units (see above)                       338
                                          ------
                                           1,293


(1) Based on most recent Schedule 13F filing



                               [GRAPHIC OMITTED]

                         [DATA BELOW REPRESENTS GRAPH}

   Total Share/O.P. Unit Ownership (Combined)


Institutional Shareholders            29,455   91.9%
Retail Shareholders                      984    3.1%
Management-Owned Shares & O.P. Units   1,293    4.0%
Other O.P. Unitholders                   304    0.9%

Total Equity                          32,036  100.0%









                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                 March 31, 2005


                   Statements of Operations - Consolidated (1)
                        Current Quarter and Year-to-Date
                                 (in thousands)

                                                 Year-to-Date                               Current Quarter
                                                   Period                                      3 months
                                                ended March 31,                              ended March 31,
                                                      2005                                        2005
                                         -------------------------------------     ---------------------------------
                                         Wholly Owned  JV's (2)     Total           Wholly Ownd  JV's (2)     Total
                                         ------------  --------   -----------      ------------- ---------  --------
PROPERTY REVENUES
Minimum rents                              $ 12,801     $  2,344     $ 15,145     $ 12,801      $ 2,344     $ 15,145
Percentage rents                                184           10          194          184           10          194
Expense reimbursements                        4,050          534        4,584        4,050          534        4,584
Other property income                           224            5          229          224            5          229
                                         ------------  --------   -----------      -------       ---------  --------
                                             17,259        2,893       20,152       17,259        2,893       20,152
                                         ------------  --------   -----------      -------       ---------  --------
PROPERTY EXPENSES
Property operating                            4,324          458        4,782        4,324          458        4,782
Real estate taxes                             2,414          323        2,737        2,414          323        2,737
                                         ------------  --------   -----------      -------       ---------  --------
                                              6,738          781        7,519        6,738          781        7,519
                                         ------------  --------   -----------      -------       ---------  --------
NET OPERATING INCOME - PROPERTIES            10,521        2,112       12,633       10,521        2,112       12,633

OTHER INCOME (EXPENSE)
General and administrative                   (1,705)        --         (1,705)      (1,705)        --         (1,705)
Property related home office expenses        (1,373)          (8)      (1,381)      (1,373)          (8)      (1,381)
Equity in Fund I unconsolidated properties     --             19           19         --             19           19
Lease termination income                       --           --           --           --           --           --
Interest income                                 477            1          478          477            1          478
Asset and property management income (3)      1,978         --          1,978        1,978         --          1,978
Property management expense                     (56)        --            (56)         (56)        --            (56)
Straight-line rent income                       142         (106)          36          142         (106)          36
Straight-line rents written off                 (17)        --            (17)         (17)        --            (17)
FAS 141 Rent                                   --             17           17         --             17           17
Hurricane related income (expenses) (4)         479         --            479          479         --            479
Other income                                    104         --            104          104         --            104
                                         ------------  --------   -----------      -------      ---------  --------


EBIDTA                                       10,550        2,035       12,585       10,550        2,035       12,585

Depreciation and amortization                (4,024)        (693)      (4,717)      (4,024)        (693)      (4,717)
FAS 141 Amortization                           --            (48)         (48)        --            (48)         (48)
Interest expense                             (2,359)        (821)      (3,180)      (2,359)        (821)      (3,180)
FAS 141 Interest                               --             29           29         --             29           29
Impairment of real estate                      --           --           --           --           --           --
Gain on sale of properties                     --           --           --           --           --           --
                                         ------------  --------   -----------      -------      ---------  --------
Income before minority interest               4,167          502        4,669        4,167          502        4,669

Minority interest - OP                          (66)          (9)         (75)         (66)          (9)         (75)
Minority interest                              (144)          (5)        (149)        (144)          (5)        (149)
                                         ------------  --------   -----------      --------      ---------  --------
NET INCOME                                 $  3,957     $    488     $  4,445     $  3,957      $   488     $  4,445
                                         ============  =========  ===========     ============== =========  ========


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is re flected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

(2) The Company currently invests in Funds I & II as detailed elsewhere in this Supplement.The Company also has a 49% JV interest in a 311,000 square foot shopping center ("Crossroads")


(3)   Detail as follows:               1st Quarter
                                       -----------
 Asset management fee Fund I          $ 263
 Asset management fee Fund II           750
 Property management and leasing fees
      -Fund I                           306
 Klaff related fees                     575
 Other fees                              84
                                    $ 1,978


(4) Reperesents reversal of 2004 accrual for flood related damage at the Mark Plaza following settlement with the insuarnace carrier during (2005.)

ANNUAL SUPPLEMENTAL DISCLOSURE
        March 31, 2005


Statements of Operations - Current v. Historical 1
--------------------------------------------------
                (in thousands)

                                                             ----------------------- -----------------------------------
                                                                 Current Quarter             Historical Quarter

                                                                    3 months                      3 months
                                                                 ended March 31,               ended March 31,
                                                                      2005                          2004
                                                             ----------------------- -----------------------------------

                                                             Wholly  JV's 2  Total   Wholly   JV's  Discontinued Total
                                                               Owned                   Owned
                                                             ----------------------- -----------------------------------
PROPERTY REVENUES
Minimum rents                                                $12,801 $2,344 $15,145  $12,504 $1,969        $303 $14,776
Percentage rents                                                 184     10     194      217     15           2     234
Expense reimbursements                                         4,050    534   4,584    3,591    413          83   4,087
Other property income                                            224      5     229      124      9           4     137
                                                             ----------------------- -----------------------------------
                                                              17,259  2,893  20,152   16,436  2,406         392  19,234
                                                             ----------------------- -----------------------------------

PROPERTY EXPENSES
Property operating                                             4,324    458   4,782    3,699    363         142   4,204
Real estate taxes                                              2,414    323   2,737    2,248    232          74   2,554
                                                             ----------------------- -----------------------------------
                                                               6,738    781   7,519    5,947    595         216   6,758
                                                             ----------------------- -----------------------------------

NET OPERATING INCOME - PROPERTIES                             10,521  2,112  12,633   10,489  1,811         176  12,476


OTHER INCOME (EXPENSE)
General and administrative                                    (1,705)     -  (1,705)  (1,325)     -           -  (1,325)
Property related home office expenses                         (1,373)    (8) (1,381)  (1,164)     -           -  (1,164)
Equity in Fund I unconsolidated properties                         -     19      19        -      -           -       -
Lease termination income                                           -      -       -        -      -           -       -
Interest income                                                  477      1     478      115      -           -     115
Asset and property management income                           1,978      -   1,978      545      -           -     545
Property management expense                                      (56)     -     (56)     (62)     -           -     (62)
Straight-line rent income                                        142   (106)     36      292    (93)          2     201
Straight-line rents written off                                  (17)     -     (17)       -      -        (114)   (114)
FAS 141 Rent                                                       -     17      17        -     38           -      38
Hurricane related expenses                                       479      -     479        -      -           -       -
Other income                                                     104      -     104      156      -           -     156
                                                             ----------------------- -----------------------------------

EBIDTA                                                        10,550  2,035  12,585    9,046  1,756          64  10,866

Depreciation and amortization                                 (4,024)  (693) (4,717)  (3,735)  (573)       (121) (4,429)
FAS 141 Amortization                                               -    (48)    (48)       -      -           -       -
Interest expense                                              (2,359)  (821) (3,180)  (2,429)  (667)       (316) (3,412)
FAS 141 Interest                                                   -     29      29        -     28           -      28
Impairment of real estate                                          -      -       -        -      -           -       -
Gain on sale of properties                                         -      -       -        -      -           -       -
                                                             ----------------------- -----------------------------------

Income before minority interest                                4,167    502   4,669    2,882    544        (373)  3,053

Minority interest - OP                                           (66)    (9)    (75)    (109)   (20)         14    (115)
Minority interest                                               (144)    (5)   (149)     (88)     -           -     (88)
                                                             ----------------------- -----------------------------------

NET INCOME                                                    $3,957   $488  $4,445   $2,685   $524       $(359) $2,850
                                                             ======================= ===================================

1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

2 The Company currently invests in Funds I & II as detailed elsewhere in this Supplement.The Company also has a 49% JV interest in a 311,000 square foot shopping center ("Crossroads").

         ANNUAL SUPPLEMENTAL DISCLOSURE
            March 31, 2005


  Statements of Operations - Joint Venture Activity (1)
   Current Quarter and Year-to-Date
            (in thousands)


                                                                              Year-to-Date

                                                                                Period
                                                                            ended March 31,
                                                                                 2005
                                             --------------------------------------------------------------------------
                                               AKR    Pro-rata      AKR     Pro-rata             Pro-rata    Pro-rata
                                              Fund I    share     Fund II    share   Crossroads    share       Total
                                              ------    -----     -------    -----   ----------    -----       -----
PROPERTY REVENUES
Minimum rents                               $ 6,561    $ 1,458    $   734    $   147    $ 1,507    $   739    $ 2,344
                                            -------    -------    -------    -------    -------    -------    -------
Percentage rents                                 44         10       --         --         --         --           10
Expense reimbursements                          885        197        155         31        624        306        534
Other property income                             3          1          4          1          6          3          5
                                            -------    -------    -------    -------    -------    -------    -------
                                              7,493      1,666        893        179      2,137      1,048      2,893
                                            -------    -------    -------    -------    -------    -------    -------
PROPERTY EXPENSES
Property operating                            1,039        231        565        113        232        114        458
Real estate taxes                               335         74        323         65        376        184        323
                                            -------    -------    -------    -------    -------    -------    -------
                                              1,374        305        888        178        608        298        781
                                            -------    -------    -------    -------    -------    -------    -------

NET OPERATING INCOME - PROPERTIES             6,119      1,361          5          1      1,529        750      2,112


OTHER INCOME (EXPENSE)
General and administrative                     --         --         --         --         --         --         --
Property related home office expenses           (31)        (7)        (5)        (1)      --         --           (8)
Equity in Fund I unconsolidated
   properties (2)                                84         19       --         --         --         --           19
Lease termination income                       --         --         --         --         --         --         --
Interest income                                   4          1          2       --         --         --            1
Asset and property management income           --         --         --         --         --         --         --
Asset and property management expense (3)      (540)      --         (938)      --         --         --         --
Straight-line rent income                      (575)      (128)         6          1         42         21       (106)
Straight-line rents written off                --         --         --         --         --         --         --
FAS 141 Rent                                     65         14         14          3       --         --           17
Hurricane related expenses                     --         --         --         --         --         --         --
Other income                                   --         --         --         --         --         --         --
                                            -------    -------    -------    -------    -------    -------    -------

EBIDTA                                        5,126      1,260       (916)         4      1,571        771      2,035

Depreciation and amortization (4)            (2,194)      (488)      (163)       (33)      (150)      (172)      (693)
FAS 141 Amortization                            (50)       (11)      (187)       (37)      --         --          (48)
Interest expense (4)                         (1,748)      (373)      (188)       (27)    (1,040)      (421)      (821)
FAS 141 Interest                                132         29       --         --         --         --           29
Impairment of real estate                      --         --         --         --         --         --         --
Gain on sale of properties                     --         --         --         --         --         --         --
                                            -------    -------    -------    -------    -------    -------    -------

Income before minority interest               1,266        417     (1,454)       (93)       381        178        502

Minority interest - OP                         --           (7)      --            1       --           (3)        (9)
Minority interest                               (67)       (15)        48         10       --         --           (5)
                                            -------    -------    -------    -------    -------    -------    -------

NET INCOME                                  $ 1,199    $   395    $(1,406)   $   (82)   $   381    $   175    $   488
                                            =======    =======   ========    =======    =======    =======    =======

                                                                           Current Quarter

                                                                               3 months
                                                                            ended March 31,
                                                                                 2005
                                             --------------------------------------------------------------------------
                                               AKR    Pro-rata      AKR     Pro-rata             Pro-rata    Pro-rata
                                              Fund I    share     Fund II    share   Crossroads    share       Total
                                              ------    -----     -------    -----   ----------    -----       -----
PROPERTY REVENUES
 Minimum rents                               $ 6,561    $ 1,458    $   734    $   147    $ 1,507    $   739    $ 2,344
                                             -------    -------    -------    -------    -------    -------    -------
 Percentage rents                                 44         10       --         --         --         --           10
 Expense reimbursements                          885        197        155         31        624        306        534
 Other property income                             3          1          4          1          6          3          5
                                             -------    -------    -------    -------    -------    -------    -------
                                               7,493      1,666        893        179      2,137      1,048      2,893
                                             -------    -------    -------    -------    -------    -------    -------
PROPERTY EXPENSES
Property operating                             1,039        231        565        113        232        114        458
Real estate taxes                                335         74        323         65        376        184        323
                                             -------    -------    -------    -------    -------    -------    -------
                                               1,374        305        888        178        608        298        781
                                             -------    -------    -------    -------    -------    -------    -------

NET OPERATING INCOME - PROPERTIES              6,119      1,361          5          1      1,529        750      2,112


OTHER INCOME (EXPENSE)
General and administrative                      --         --         --         --         --         --         --
Property related home office expenses            (31)        (7)        (5)        (1)      --         --           (8)
Equity in Fund I unconsolidated
   properties (2)                                 84         19       --         --         --         --           19
Lease termination income                        --         --         --         --         --         --         --
Interest income                                    4          1          2       --         --         --            1
Asset and property management income            --         --         --         --         --         --         --
Asset and property management expense (3)       (540)      --         (938)      --         --         --         --
Straight-line rent income                       (575)      (128)         6          1         42         21       (106)
Straight-line rents written off                 --         --         --         --         --         --         --
FAS 141 Rent                                      65         14         14          3       --         --           17
Hurricane related expenses                      --         --         --         --         --         --         --
Other income                                    --         --         --         --         --         --         --
                                             -------    -------    -------    -------    -------    -------    -------

EBIDTA                                         5,126      1,260       (916)         4      1,571        771      2,035

Depreciation and amortization (4)             (2,194)      (488)      (163)       (33)      (150)      (172)      (693)
FAS 141 Amortization                             (50)       (11)      (187)       (37)      --         --          (48)
Interest expense (4)                          (1,748)      (373)      (188)       (27)    (1,040)      (421)      (821)
FAS 141 Interest                                 132         29       --         --         --         --           29
Impairment of real estate                       --         --         --         --         --         --         --
Gain on sale of properties                      --         --         --         --         --         --         --
                                             -------    -------    -------    -------    -------    -------    -------

Income before minority interest                1,266        417     (1,454)       (93)       381        178        502

Minority interest - OP                          --           (7)      --            1       --           (3)        (9)
Minority interest                                (67)       (15)        48         10       --         --           (5)
                                             -------    -------    -------    -------    -------    -------    -------

NET INCOME                                   $ 1,199    $   395    $(1,406)   $   (82)   $   381    $   175    $   488
                                             =======    =======    =======    =======    =======    =======    =======

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II as detailed elsewhere in this Supplement.The Company also has a 49% JV interest in a 311,000 square foot shopping center ("Crossroads").

(2) Fund I currently invests in 3 properties in which it has 50% interest in and for which it uses the equity method of accounting.

(3) Funds I and II pay asset management and property management fees to Acadia Realty L.P. As such, the Company does not recognize a pro-rata share of these expenses in its consolidated financial statements.

(4) The Company's JV partner has interest rate swaps, effectively fixing the interest rate on its pro-rata portion of the mortgage debt from its investment in Crossroads. Acadia's pro-rata share of its interest expense has been adjusted to exclude the effect of these swaps. In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.


           ANNUAL SUPPLEMENTAL DISCLOSURE
                   March 31, 2005

Net Operating Income (NOI) - Same Property Performance 1
------------------------------------------------------
                   (in thousands)                                                                        Growth in Same
                                                                                                         Property NOI -
                                                                                                     Continuing Operations
                                                                                                           Favorable
                                                       Notes:    Current Quarter  Historical Quarter      (unfavorable)
                                                     ----------------------------------------------------------------------
                                                                  3 months ended    3 months ended
    Reconciliation of total NOI to same property NOI:               March 31,          March 31,
                                                                             2005               2004
                                                                -------------------------------------

NOI - Wholly owned properties                                             $10,521            $10,665
NOI - Joint Ventures (Unconsolidated partnerships)                          2,112              1,811
                                                                -------------------------------------
                      Total NOI                                            12,633             12,476

NOI - Properties Acquired                                                     (95)                 -
NOI - Property sold                                                           (20)              (176)
NOI - Redevelopment Properties                                                  -                  -
                                                                -------------------------------------

                                                                          $12,518            $12,300                   1.8%
                                                                ===========================================================


        Same property NOI by portfolio component and
                                   revenues/expenses:

                                                                      Shopping Center Portfolio

                                             Revenues                     $17,848            $16,916                   5.5%
                                             Expenses         2             6,369              5,636                 -13.0%
                                                                -----------------------------------------------------------
                                                              2            11,479             11,280                   1.8%
                                                                -----------------------------------------------------------

                                                                Residential Properties (2 properties)

                                             Revenues                       1,876              1,924                  -2.5%
                                             Expenses                         940                904                  -4.0%
                                                                -----------------------------------------------------------
                                                                              936              1,020                  -8.2%
                                                                -----------------------------------------------------------

                                                                          $12,415            $12,300                   0.9%
                                                                ===========================================================


1 The above amounts includes the pro-rata activity related to the Company's joint ventures.

2 Snow removal costs on a same-store basis increased in 2005 by $225 (net of tenant recoveries). Excluding the effect of this, same store NOI for the retail portfolio increased by 3.7% in 2005.


                ANNUAL SUPPLEMENTAL DISCLOSURE
                       March 31, 2005


               Funds from Operations ("FFO") 1
               -----------------------------
                       (in thousands)                                           2005                          2004
                                                                    -------------- -------------- --------------- --------------
                                                                       Current        Current        Historic        Historic
                                                                     Year-to-Date     Quarter      Year-to-Date      Quarter

                                                                     Period ended  3 months ended  Period ended   3 months ended
               Funds from operations ("FFO"):                 Notes March 31, 2005 March 31, 2005 March 31, 2004  March 31, 2004
               -----------------------------                        -------------- -------------- --------------- --------------
Net Income                                                                 $4,445         $4,445          $2,850         $2,850
Add back:
Depreciation of real estate and amortization of leasing costs:
     Wholly owned and consolidated subsidiaries                             3,620          3,620           3,517          3,517
     Unconsolidated subsidiaries                                              633            633             552            552
Income attributable to Operating Partnership units               2             75             75             115            115
Gain on sale of properties                                                      -              -               -              -
                                                                    -------------- -------------- --------------- --------------
                                                  FFO - Basic               8,773          8,773           7,034          7,034
Distributions on Preferred OP Units                                            87             87              73             73
                                                                    -------------- -------------- --------------- --------------
                                                FFO - Diluted              $8,860         $8,860          $7,107         $7,107
                                                                    ============== ============== =============== ==============

           Adjusted Funds from operations ("AFFO"):
           ---------------------------------------
Diluted FFO                                                                $8,860         $8,860          $7,107         $7,107
Straight line rent, net                                                       (19)           (19)            (87)           (87)
Non real-estate depreciation                                                  105            105              78             78
Amortization of finance costs                                                 188            188             210            210
Amortization of cost of management contracts                                  171            171              44             44
Tenant improvements                                                          (330)          (330)           (406)          (406)
Leasing commissions                                                          (154)          (154)           (226)          (226)
Capital expenditures                                                         (502)          (502)           (819)          (819)
                                                                    -------------- -------------- --------------- --------------

                                                         AFFO              $8,319         $8,319          $5,901         $5,901
                                                                    ============== ============== =============== ==============

             Funds Available for Distribution ("FAD")
             ---------------------------------------
AFFO                                                                       $8,319         $8,319          $5,901         $5,901
Scheduled prinicpal repayments                                               (613)          (613)         (1,190)        (1,190)
                                                                    -------------- -------------- --------------- --------------

                                                          FAD              $7,706         $7,706          $4,711         $4,711
                                                                    ============== ============== =============== ==============

                   Total weighted average shares and OP Units:
Basic                                                                      32,382         32,382          28,944         28,944
                                                                    ============== ============== =============== ==============
Diluted                                                                    33,177         33,177          30,044         30,044
                                                                    ============== ============== =============== ==============

                       FFO per share:
FFO per share - Basic                                            3          $0.27          $0.27           $0.24          $0.24
                                                                    ============== ============== =============== ==============
FFO per share - Diluted                                          3          $0.27          $0.27           $0.24          $0.24
                                                                    ============== ============== =============== ==============

 AFFO per share - Basic                                          3          $0.25          $0.25           $0.20          $0.20
                                                                    ============== ============== =============== ==============
 AFFO per share - Diluted                                        3          $0.25          $0.25           $0.20          $0.20
                                                                    ============== ============== =============== ==============

 FAD per share - Basic                                           3          $0.24          $0.24           $0.16          $0.16
                                                                    ============== ============== =============== ==============
 FAD per share - Diluted                                         3          $0.23          $0.23           $0.16          $0.16
                                                                    ============== ============== =============== ==============

------------------------------------------------------------------------------------------------------------------------------

1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

2 Reflects OP Unitholders interest in OP net income.

3 Assumes full conversion of O.P. Units into Common Shares. Diluted FFO assumes conversion of Preferred O.P. Units as well as assumed exercise of outstanding share options.  Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.



           ANNUAL SUPPLEMENTAL DISCLOSURE
                   March 31, 2005

                   Capital Expenditures
      ----------------------------------------------

                                                           --------------- ---------------
                                                            Year-to-Date       Current         Previous
                                                                               Quarter           Year

                                                                              3 months           Year
                                                                                ended            ended
                                                   Notes   March 31, 2005  March 31, 2005  December 31, 2004
                                                           --------------- --------------- -----------------
      Leasing Commissions:                                           $154            $154            $1,109
                                                           --------------- --------------- -----------------

      Tenant Improvements:                                            330             330             2,474
                                                           --------------- --------------- -----------------

      Capital Expenditures:
      Retail                                                          281             281             1,789
      Residential                                                     221             221               842
                                                           --------------- --------------- -----------------
                                                                      502             502             2,631
                                                           --------------- --------------- -----------------

      Redevelopments                                                1,092           1,092             2,053
                                                           --------------- --------------- -----------------

      Total                                                        $2,078          $2,078            $8,267
                                                           =============== =============== =================


      Expenditures for real estate and
        improvements as reported on the
        Company's Statement of Cash Flows                          $1,924          $1,855            $7,103
      Expenditures included in deferred leasing                       154             154             1,109
      Accrued construction costs as of period-end                                      69                55
                                                                           --------------- -----------------
        costs in Statement of Cash Flows                           $2,078          $2,078            $8,267
                                                           =============== =============== =================


                 QUARTERLY SUPPLEMENTAL DISCLOSURE
                           March 31, 2005




                    Consolidated Balance Sheets
                    ---------------------------
                           (in thousands)
                                                                     March 31,   December 31,
                                                                       2005         2004
                                                                    ------------ ------------
ASSETS

Real estate
  Land                                                                  $53,804      $53,804
  Buildings and improvements                                            363,023      362,477
  Construction in progress                                                7,291        5,896
                                                                    ------------ ------------
                                                                        424,118      422,177
Less: accumulated depreciation                                         (110,709)    (107,352)
                                                                    ------------ ------------
  Net real estate                                                       313,409      314,825

Cash and cash equivalents                                                 6,011       13,499
Cash in escrow                                                            3,683        4,467
Restricted Cash                                                             509          612
Investments in and advances to unconsolidated partnerships               21,845       18,135
Investment in management contracts                                        4,391        3,422
Preferred equity investment                                              20,000            -
Rents receivable, net of $2,052 and $1,931 allowance, respectively        6,334        5,295
Straight-line rents receivable, net of $910 allowance                     5,721        5,596
Notes Receivable                                                         12,364       10,086
Prepaid expenses                                                          2,793        3,029
Deferred charges, net                                                    12,980       13,479
Other assets                                                              9,383        3,898
Assets of discontinued operations                                             -            -
                                                                    ------------ ------------

                                                                       $419,423     $396,343
                                                                    ============ ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                                 $173,000     $153,361
Accounts payable and accrued expenses                                     7,056        7,640
Dividends and distributions payable                                       5,642        5,597
Due to related parties                                                        -            -
Interest rate swap payable                                                  475        2,136
Other liabilities                                                         3,416        3,134
Liabilities of discontinued operations                                        -            -
                                                                    ------------ ------------
  Total liabilities                                                     189,589      171,868
                                                                    ------------ ------------

Minority interest in Operating Partnership                                9,745        5,743
Minority interests in majority owned partnerships                         1,808        1,808
                                                                    ------------ ------------
  Total minority interests                                               11,553        7,551
                                                                    ------------ ------------

Shareholders' equity:
Common shares                                                                31           31
Additional paid-in capital                                              222,029      222,752
Accumulated other comprehensive income                                   (1,138)      (3,180)
Deficit                                                                  (2,641)      (2,679)
                                                                    ------------ ------------
  Total shareholders' equity                                            218,281      216,924
                                                                    ------------ ------------

                                                                       $419,423     $396,343
                                                                    ============ ============


                        ANNUAL SUPPLEMENTAL DISCLOSURE
                                March 31, 2005

                           Selected Operating Ratios
                           -------------------------


                                                                                   3 months ended March 31,

                                                                                       2005        2004
                                                                                   ---------   ---------
                                Coverage Ratios                                  1
                                ---------------

                            Interest Coverage Ratio
EBIDTA                                                                           2  $12,585     $10,866
Divided by Interest expense                                                           3,180       3,412
                                                                                   ---------   ---------
                                                                                       3.96  x     3.18 x

                          Fixed Charge Coverage Ratio
EBIDTA                                                                              $12,585     $10,866
Divided by ( Interest expense                                                         3,180       3,412
                 + Preferred Dividends)                                        2,3       87          73
                                                                                   ---------   ---------
                                                                                       3.85  x     3.12 x

                          Debt Service Coverage Ratio
EBIDTA                                                                              $12,585     $10,866
Divided by ( Interest expense                                                         3,180       3,412
                 + Principal Amortization)                                       4      613       1,190
                                                                                   ---------   ---------
                                                                                       3.32  x     2.36 x

                                 Payout Ratios
                                 -------------

                               FFO Payout Ratio

Dividends (Shares) & Distributions (O.P. Units) paid                                 $5,554      $4,778
FFO                                                                              2    8,860       7,107
                                                                                   ---------   ---------
                                                                                         63%         67%

                               AFFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid                                 $5,554      $4,778
AFFO                                                                             2    8,319       5,901
                                                                                   ---------   ---------
                                                                                         67%         81%
                               FAD Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid                                 $5,554      $4,778
FAD                                                                              2    7,706       4,711
                                                                                   ---------   ---------
                                                                                         72%        101%

                                Overhead Ratios
                                ---------------

                           G&A/Real Estate Revenues
General and Administrative expense                                                   $1,705      $1,325
Real Estate Revenues (Includes pro-rata JV)                                          20,152      19,234
                                                                                   ---------   ---------
                                                                                          8%          7%

General and Administrative expense                                                   $1,705      $1,325
Real Estate Revenues (Includes 100% JV)                                              27,782      25,409
                                                                                   ---------   ---------
                                                                                          6%          5%

                                Leverage Ratios
                                ---------------

Debt/Total Market Capitalization
Debt                                                                             5 $230,959    $227,418
Total Market Capitalization                                                         751,678     651,360
                                                                                   ---------   ---------
                                                                                         31%         35%


Debt + Preferred Equity (Preferred O.P. Units)                                     $236,539    $232,998
Total Market Capitalization                                                         751,678     651,360
                                                                                   ---------   ---------
                                                                                         31%         36%
                                                                                   ---------
Notes:

1 Quarterly results for 2005and 2004 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to the
  Company's joint venture investments in unconsolidated partnerships.

2 2005 activity includes the $479 reversal of a 2004 accrual for flood related damage at the Mark Plaza following settlement with the insurance carrier during 2005.

  Excluding the effects of this settlement, the impact on the  above ratios would be as follows:

                                                                                    EBIDTA        FFO     AFFO    FAD
As reported                                                                         $12,585      $8,860  $8,319 $7,706
Adjustment                                                                             (479)       (479)   (479)  (479)
                                                                                   ---------   --------- --------------
Adjusted                                                                             12,106       8,381   7,840  7,227
                                                                                   =========   =========
Ratios                                                                               3.70x           66%     71%    77%
                                                                                   =========
                                                                                     (Fixed-             (Payouts)
                                                                                     charge)

3  Represents preferred distributions on Preferred Operating partnership Units.

4 Includes the Company's pro-rata share of joint venture principal amortization.

5 Includes the Company's pro-rata share of joint venture debt.



       ANNUAL SUPPLEMENTAL DISCLOSURE
               March 31, 2005

    Portfolio Debt - Consolidated Summary
              (amounts in thousands)


                                                      % of
                                                  Wholly-Owned        % of                                  Weighted
                                               and Unconsolidated Wholly-Owned  % of Total  Outstanding       Avg.
                                         Notes  Combined Basis 1      Only       Portfolio    Balance      Int. Rate
                                        -------------------------------------------------------------------------------
    Consolidated Debt
    Fixed-Rate Debt                          2                89%           89%         67%     $153,842          5.96%
    Variable-Rate Debt                       2                11%           11%          8%       19,158          4.16%
                                               ------------------------------------------------------------------------

    Total Consolidated Debt                                  100%          100%         75%      173,000          5.76%
                                               ========================================================================

    Unconsolidated Debt (Joint Ventures)
    Fixed-Rate Debt 1                                                                   23%       52,231          5.78%
    Variable-Rate Debt 1                                                                 2%        5,728          4.82%
                                                                               ----------------------------------------

    Total Unconsolidated Debt                                                           25%       57,959          5.68%
                                                                               ----------------------------------------

                 Total Debt                                                            100%     $230,959          5.74%
                                                                               ========================================



    Notes

    1 The Company is not required to, nor does it consolidate its share of joint venture activity for the purposes of preparing its consolidated financial statements under GAAP. This presentation includes a theoretical pro-rata consolidation of the Company's joint venture debt.
    2 Fixed-rate debt includes notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.



                                  ANNUAL SUPPLEMENTAL DISCLOSURE
                                          March 31, 2005

                             Debt Analysis - Consolidated Debt
                                      (amounts in thousands)
                                                           Principal                 Variable
                                                           Balance at      Interest Rate as of Maturity    Prepayment Prepayment
Property                     Lender           % of   Notes March 31,          Rate  March 31,     Date      Allowed    Penalty
                                             Porfolio         2005                     2005
---------------------------------------------------------------------------------------------------------------------------------
FIXED-RATE DEBT
---------------

Merrillville Plaza           SunAmerica                                                                       Yes    No Yr. 1 and
                              Life                                                                                         2
                              Insurance Co.                   $13,139 6.46%                      7/1/2007
GHT Apartments               Bank of                                                                           No     Defeasance
                              America, N.A.                    10,676 7.55%                      1/1/2011
Colony Apartments            Bank of                                                                           No     Defeasance
                              America, N.A.                     5,338 7.55%                      1/1/2011
239 Greenwich Avenue         RBS Greenwich                                                                     No     Defeasance
                              Capital                          16,000 5.19%                      6/1/2013
New Loudon Center            RBS Greenwich                                                                     No     Defeasance
                              Capital                          15,000 5.64%                      9/6/2014

Interest rate swaps          Fleet National                                                    Various                  Swap
                              Bank                      1      93,689 5.80%                                   Yes     Settlement
                                                          -----------------

TOTAL FIXED-RATE DEBT                             89%         153,842 5.96%
                                                          -----------------

VARIABLE-RATE DEBT
------------------

Elmwood Park Shopping Center Washington
                              Mutual Bank,
                              F.A.                      2      20,000 L+       150        4.25%11/22/2007     Yes         No
Marketplace of Absecon       Bank of
                              America, N.A.             3           - L+       150               3/1/2008     Yes         No
Soundview Marketplace        Bank of
                              America, N.A.             4       8,442 L+       140        4.09% 12/1/2008     Yes         No
Bradford Towne Center        Washington                                                                              1% in 1st 18
                              Mutual Bank,                                                                            mos.,1/2%
                              F.A.                                                                                    in 2nd 18
                                                                                                                       mos., no
                                                                                                                       penalty
                                                                5,570 L+       150        4.25%  4/1/2011     Yes     thereafter
Ledgewood Mall               Washington                                                                              1% in 1st 18
                              Mutual Bank,                                                                            mos.,1/2%
                              F.A.                                                                                    in 2nd 18
                                                                                                                       mos., no
                                                                                                                       penalty
                                                               24,137 L+       150        4.25%  4/1/2011     Yes     thereafter
Abington Towne Center        Bank of
                              America, N.A.             5             L+       140        4.09% 6/29/2012     Yes         No
Branch Shopping Center       Bank of
                              America, N.A.             5             L+       140        4.09% 6/29/2012     Yes         No
Methuen Shopping Center      Bank of
                              America, N.A.             5      44,485 L+       140        4.09% 6/29/2012     Yes         No
Gateway Shopping Center      Bank of
                              America, N.A.             5             L+       140        4.09% 6/29/2012     Yes         No
Town Line Plaza              Bank of
                              America, N.A.             5             L+       140        4.09% 6/29/2012     Yes         No
Village Commons Shopping     Bank of
 Center                       America, N.A.           5,6      10,213 L+       140        4.09% 6/29/2012     Yes         No

Interest rate swaps          Bank of
                              America, N.A.                   (93,689)
                                                          ------------

TOTAL VARIABLE-RATE DEBT                          11%          19,158 L+       144        4.16%
                                           ----------     ------------             ------------

TOTAL PORTFOLIO DEBT                             100%        $173,000                     5.76%
                                           ==========     ============             ============

---------------------------------------------------------------------------------------------------------------------------------


Notes:
------
1 The Company has hedged it's variable-rate debt with variable to fixed-rate swap agreements as follows:

     Notional principal        All-in Rate     Spread   Swap Forward Start       Maturity Date
                                                         rate     Date
----------------------------- -------------- ---------- -------------------  ----------------------
                      37,667           5.79%      1.44% 4.35%    4/1/2005     1/1/2011                  1/1/2011
                      20,000           5.97%      1.44% 4.53%         n/a    10/1/2006
                      15,330           5.76%      1.44% 4.32%         n/a     1/1/2007
                      11,859           5.55%      1.44% 4.11%         n/a     1/1/2007
                       8,833           5.91%      1.44% 4.47%         n/a     6/1/2007
----------------------------- -------------- ---------- -----
                     $93,689           5.80%      1.44% 4.36%
============================= ============== ========== =====


The Company has hedged future variable-rate debt with forward-starting variable to fixed-rate swap agreements as follows:

                      $4,640           6.15%      1.44% 4.71%   10/2/2006     1/1/2010                  1/1/2010
                      11,410           6.34%      1.44% 4.90%   10/2/2006    10/1/2011                 10/1/2011
                       8,434           6.58%      1.44% 5.14%    6/1/2007     3/1/2012                  3/1/2012
----------------------------- -------------- ---------- -----
                     $24,484           6.38%      1.44% 4.94%
============================= ============== ========== =====

2 This is a revolving facility for up to $20,000 which bears interest at LIBOR plus 150 basis points (3.30% all-
  in rate floor).
3 This is a revolving facility for up to $7,400 which bears interest at LIBOR plus 150 basis points (175 basis points if the loan to collateral value is greater than 50%).
4 There is an additional $5,000 available under this facility.
6 There is an additional $969 available under this facility.

                                ANNUAL SUPPLEMENTAL DISCLOSURE
                                        March 31, 2005
                      Debt Analysis - Unconsolidated Debt (Joint Ventures)



                                           Acadia
                                            Realty  Principal  Acadia's              Variable
                    Lender/                 Trust   Balance at  Prorata    Interest Rate as of Maturity  Prepayment Prepayment
FIXED-RATE DEBT     Joint Venture Partner Ownership March 31,    Share        Rate  March 31,   Date      Allowed    Penalty
                                                       2005                             2005
------------------- --------------------- --------- ---------------------  ----------------------------------------------------
                                                                                                                   No for debt.
                                                                                                                     Swap is
Crossroads Shopping                                                                                                 currently
 Center             JPMorgan Chase Bank       49.0%   $64,000    $31,360       5.37%           12/1/2014    Yes      negative
                      Heyman-Greenburgh Associates
                       LLC and
                      RMC Development
                       Company LLC
                    UBS Warburg Real
Brandywine Town      Estate Investments,
 Center              Inc./                    22.2%    30,000      6,667       4.69%           2/11/2008     No     Defeasance
                      Fund I
                    Cortlandt Deposit                                                                                 Yield
Kroger Portfolio 1   Corporation/             16.7%     9,900      1,650       6.62%            2/1/2009    Yes     Maintenance
                      Fund I
                    Cortlandt Deposit                                                                                 Yield
Safeway Portfolio 1  Corporation/             16.7%     9,785      1,631       6.51%           1/15/2009    Yes     Maintenance
                      Fund I
                    UBS Warburg Real
Brandywine Town      Estate Investments,
 Center              Inc./                    22.2%    21,191      4,709       7.01%           7/11/2012     No     Defeasance
                      Fund I
                    UBS Warburg Real
Market Square        Estate Investments,
 Shopping Center     Inc./                    22.2%    16,089      3,575       7.32%           6/11/2012     No     Defeasance
                      Fund I
                    The Ohio National Life
Amherst Marketplace  Insurance Company/
                      Fund I                                                                                       Yes; >1% or
                                              22.2%     4,776      1,061       8.20%            6/1/2022    Yes      Yield Mt.
                    Canada Life Insurance
Sheffield Crossing   Company/
                      Fund I                                                                                       Yes; >1% or
                                              22.2%     7,099      1,578       8.00%            1/1/2023    Yes      Yield Mt.
                                                    ---------------------  ---------

TOTAL/WEIGHTED AVERAGE - FIXED-RATE UNCONSOLIDATED
 DEBT                                                 162,840     52,231       5.78%
                                                    ---------------------  ---------


VARIABLE-RATE DEBT
-------------------


Haygood Shopping    GECC
 Center 2
                      Fund I                  11.1%     6,110        679 L+     325       5.81% 6/7/2005    Yes
Sterling Heights    Wells Fargo Bank, NA
 Shopping Center 2
                      Fund I                  11.1%     4,405        489 L+     300       5.88% 5/1/2005    Yes
Granville Center    Bank One, NA/
                      Fund I                  22.2%     5,681      1,262 L+     200       4.77%10/5/2007    Yes
400 East Fordham    Bank of China
 Road 3
                      Fund II                 18.3%    18,000      3,298 L + 175          4.48%9/30/2014
                                                    ---------------------           -----------

TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE
 UNCONSOLIDATED DEBT                                   34,196      5,728       4.82%
                                                    ---------------------  ---------

TOTAL/WEIGHTED AVERAGE - ALL
 UNCONSOLIDATED DEBT                                 $197,036    $57,959                  5.68%
                                                    =====================           ===========


Notes:
-------------------
1 AmCap, Fund I's joint venture partner on this investment, is allocated 25% of the debt and equity. As such Fund I's pro-rata share of the above debt is 75% x 22.22%, or 16.7%.
2 Fund I is a 50% joint venture partner on this investment. As such, Fund I's pro-rata share of the above debt is 50% x 22.22%, or 11%.
3 Fund II is a 91.6% joint venture partner on this investment. As such, Fund II's pro-rata share of the above debt is 91.6% x
 20%, or 18.3%.


    ANNUAL SUPPLEMENTAL DISCLOSURE
            March 31, 2005

        Future Debt Maturities
--------------------------------------
            (in thousands)                                  Weighted Average Interest Rate of
                                                                       Maturing Debt
                                                            ----------------------------------



    Consolidated Debt
                           Scheduled
          Year            Amortization Maturities   Total   Total Debt Fixed-Rate  Variable-
                                                                          Debt      Rate Debt
------------------------- ------------ ---------- --------- ---------- ---------- ------------
                    2005       $1,244         $-    $1,244        n/a        n/a          n/a
                    2006        2,188          -     2,188        n/a        n/a          n/a
                    2007        3,843     32,519    36,362       5.10%      6.46%        4.25%
                    2008        4,458      7,976    12,434       4.09%       n/a         4.09%
                    2009        5,156          -     5,156        n/a        n/a          n/a
       Thereafter              13,778    101,838   115,616       4.98%      6.16%        4.16%
                          ------------ ---------- ---------
                              $30,667   $142,333  $173,000
                          ============ ========== =========


Unconsolidated Debt (Joint Ventures) 1



                    2005          156      1,160     1,316       5.84%       n/a         5.84%
                    2006        1,019          -     1,019        n/a        n/a          n/a
                    2007        1,031      4,485     5,516       4.56%       n/a         4.56%
                    2008        1,422      6,667     8,089       4.69%      4.69%         n/a
                    2009        1,469          -     1,469        n/a        n/a          n/a
       Thereafter               5,079     35,471    40,550       5.74%      5.74%         n/a
                          ------------ ---------- ---------
                              $10,176    $47,783   $57,959
                          ============ ========== =========



------------------------- ------------ ---------- --------- ---------- ---------- ------------

Capitalized interest related to the Company's development projects is as follows:
    (in thousands)
         1st Quarter 2005         $96
         2nd Quarter 2005           -
         3rd Quarter 2005           -
         4th Quarter 2005           -
                          ------------

             Year-to-Date         $96
                          ============



1 The above amounts represent the Company's pro-rata share of joint venture mortgage debt.



                                      ANNUAL SUPPLEMENTAL DISCLOSURE
                                              March 31, 2005


                       Unencumbered Properties
                       -----------------------



                               Center                                       Location             GLA
                               ------                                       --------             ---

Berlin Shopping Center                                               Berlin, NJ                   188,688

Blackman Plaza                                                       Wilkes-Barre, PA             121,341

Bloomfield Town Square                                               Bloomfield Hills, MI         217,266

Crescent Plaza                                                       Brockton, MA                 218,277

Greenridge Shopping Center                                           Scranton, PA                 194,785

Hobson West Plaza                                                    Naperville, IL                99,044

Luzerne Street Shopping Center                                       Scranton, PA                  58,089

Mad River Station                                                    Dayton, OH                   155,739

Mark Plaza                                                           Edwardsville, PA             213,689

Pacesetter Park Shopping Center                                      Ramapo, New York              96,646

Pittston Plaza                                                       Pittston, PA                  79,494

Plaza 422                                                            Lebanon, PA                  155,026

Route 6 Plaza                                                        Honesdale, PA                175,507

Walnut Hill Plaza                                                    Woonsocket, RI               285,829

Total GLA of Unencumbered Properties                                                            2,259,420
                                                                                           ===============

Total net operating income for the year ended December 31, 2004
  associated with unencumbered properties                                                         $12,907
                                                                                           ===============


                                             ANNUAL SUPPLEMENTAL DISCLOSURE
                                                    March 31, 2005

                                Acadia Strategic Opportunity Fund, LLC ("Fund I") - Overview
                                ------------------------------------------------------------



Item                          Notes Description
-------------------------------------------------------------------------------------------------------------------------

Date formed                         September 2001

Capital commitment                  $90 million

Funding                             $55 million       currently funded
                                 1  $15 million       estimated future earnout payments related to Brandywine Town Center
                                 2  $20 million       allocated for RCP Fund investments

Partnership structure

               Equity Contribution: 22.22% - Acadia
                                    77.78% - Four institutional investors (current significant shareholders in Acadia as well)

            Cash flow distribution: 22.22% - Acadia
                                    77.78% - Four institutional investors

                      Promote:      20% to Acadia once all partners (including Acadia) have received 9% preferred return and return of equity

                                    Remaining 80% is distributed to all the partners (including Acadia).


Fees to Acadia                      Asset management fee equal to 1.5% of total committed capital ($70 million which excludes Acadia's $20 million))

                                    Property management fee equal to 4% of gross property revenues

                                    Market rate leasing fees

                                    Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia


1 See details of this property in Joint Venture Properties - Detail
2 See details of the RCP Venture on the following page



                                             ANNUAL SUPPLEMENTAL DISCLOSURE
                                                     March 31, 2005

                            Acadia Strategic Opportunity Fund II, LLC ("Fund II") - Overview
                            ----------------------------------------------------------------



Item                    Notes Description
----------------------------- -----------------------------------------------------------------------------------------
Date formed                   June 15, 2004

Properties owned              New York City Urban/Infill redevelopment projects:
                              Fordham Place
                              Pekham Manor Shopping Plaza

Partnership structure

    Equity Contribution:      20% - Acadia
                              80% - Six institutional investors (Three are current
                                         shareholders in Acadia as well)

      Cash flow distribution: 20% - Acadia
                              80% - Six institutional investors

                Promote:      20% to Acadia once all partners (including Acadia) have received 8% preferred return and return of equity

                              Remaining 80% is distributed to all the partners (including Acadia).


Fees to Acadia                Asset management fee equal to 1.5% of total committed capital (For the first 12 months, calculated on $200 million,
                              therafter on $240 million which excludes Acadia's $60 million)


                              Property management fee equal to 4% of gross property revenues

                              Market rate leasing fees

                              Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia



                                           ANNUAL SUPPLEMENTAL DISCLOSURE
                                                   March 31, 2005

                               Retailer Controlled Property ("RCP") Venture - Overview
                               -------------------------------------------------------

*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR Funds I and II are anticipated to invest $20 million and
    $40 million of equity, respectively, for a total of $60 million of equity. ***



Item                       Notes   Description
---------------------------------------------------------------------------------------------------------------------

Date formed                        January 2004

Targeted investments               The Venture has been formed to invest in surplus or distressed properties owned or controlled by retailers

Current Investements               Mervyn's Department Stores

Partnership structure

       Equity Contribution:        Up to $300 million of total equity

                                   Up to 20% ($60 million) - AKR Fund I ($20 milion) and Fund II ($40 million)

                                   80% - Klaff Realty LP and Lubert-Adler

           Cash flow distribution: 20% - AKR Funds
                                   80% - Four institutional investors

                   Promote:        20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity
                                     (50% of first $40 million of AKR Fund equity is not subject to this promote)

                                   Remaining 80% is distributed to all the partners (including Klaff).

Fees to Acadia                     Property management fees

                                   Market rate leasing fees and construction/project management

                                   Disposition fees



    ANNUAL SUPPLEMENTAL DISCLOSURE
            March 31, 2005

  AKR Fund I Properties -  Detail
  -------------------------------


                             ---------------------------------------------------------------------------------------------

                             Fund I's
                             Ownership    Gross Leasable Area       Occupancy                 Annualized Base Rent
                                      ------------------------------------------------------------------------------------
                                 %     Anchors   Shops    Total   Anchors Shops  Total   Anchors      Shops      Total
                             ---------------------------------------------------------------------------------------------

           Midwest
           -------

Ohio
----

Amherst Marketplace               100%   76,737   3,200    79,937 100.00%100.00%100.00%   $795,711    $34,404    $830,115
Granville Centre                  100%   90,047  41,496   131,543  38.81% 58.80% 45.12%    402,085    268,599     670,684
Sheffield Crossing                100%   69,659  42,875   112,534 100.00% 90.67% 96.45%    761,278    385,647   1,146,925
                                      ------------------------------------------------------------------------------------
   Total - Midwest Region               236,443  87,571   324,014  76.70% 75.91% 76.48%  1,959,074    688,650   2,647,724
                                      ------------------------------------------------------------------------------------

        Mid-Atlantic
        ------------

Delaware
--------
Brandywine Town Center 1          100%  629,345       -   629,345 100.00%     - 100.00%  9,047,022          -   9,047,022
Market Square Shopping Center     100%   39,050  63,712   102,762 100.00%100.00%100.00%    515,375  1,569,534   2,084,909
                                      ------------------------------------------------------------------------------------
    Total - Mid-Atlantic                668,395  63,712   732,107 100.00%100.00%100.00%  9,562,397  1,569,534  11,131,931
                                      ------------------------------------------------------------------------------------

           Various
           -------
 Kroger/Safeway Portfolio (25
  Properties)                     75% 1,018,100       - 1,018,100 100.00%     - 100.00%  8,664,352          -   8,664,352
                                      ------------------------------------------------------------------------------------


Subtotal - Fund I Operating
 Properties                           1,922,938 151,283 2,074,221  97.13% 86.05% 96.33% 20,185,823  2,258,184  22,444,007
                                      ------------------------------------------------------------------------------------

   Fund I Redevelopment Properties
   -------------------------------

Sterling Heights Shopping
 Center (Michigan)                 50%   98,400  56,197   154,597  71.54% 53.90% 65.13%    281,600    236,804     518,404
Tarrytown Shopping Center
 (New York)                        50%   15,462  20,415    35,877   0.00% 44.46% 25.30%          -    238,841     238,841
 Hitchcock Plaza (South
  Carolina)                        90%  135,775  98,563   234,338  36.31% 79.98% 54.68%    342,607    499,590     842,197
Pine Log Plaza (South
 Carolina)                         90%   23,184  11,880    35,064 100.00% 92.42% 97.43%     69,552     79,698     149,250
Haygood Shopping Center
 (Virginia)                        50%   78,880  79,349   158,229  65.64% 74.16% 69.91%     85,200    804,273     889,473
                                      ------------------------------------------------------------------------------------
   Subtotal - Fund I Redevelopment
              Properties                351,701 266,404   618,105  55.35% 70.58% 61.91%    778,959  1,859,206   2,638,165
                             ---------------------------------------------------------------------------------------------

                             ---------------------------------------------------------------------------------------------
      Fund I Grand Total              2,274,639 417,687 2,692,326  90.67% 76.18% 88.43%$20,964,782 $4,117,390 $25,082,172
                             ---------------------------------------------------------------------------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

1 Does not include approximately 230,000 square feet of new space in Phase II, which will be paid for by the JV on an
 "earnout basis" only if, and when it is leased.



                      ANNUAL SUPPLEMENTAL DISCLOSURE
                              March 31, 2005

                                  FUND I
              Top 10 Tenants - Ranked by Annualized Base Rent
              -----------------------------------------------
                                                                          Percentage of Total
                                                                         Represented by Tenant
                                                                         ---------------------
                               Number of
                               Stores in    Total   Annualized Base     Total      Annualized Base
Ranking        Tenant         JV Portfolio   GLA        Rent 1     Portfolio GLA 2      Rent 2
----------------------------------------------------------------------------------------------------
     1 Safeway 3                       13   467,300     $3,248,239           20.9%             14.8%
     2 Kroger 4                        13   595,166      3,250,025           26.6%             14.8%
     3 Lowe's                           1   140,000      1,925,000            6.3%              8.8%
     4 Giant Eagle                      2   135,896      1,416,291            6.1%              6.4%
     5 Transunion Settlement 5          1    39,714        911,376            1.8%              4.1%
     6 Bed, Bath & Beyond               1    50,977        868,426            2.3%              3.9%
     7 Regal Cinema                     1    65,641        821,825            2.9%              3.7%
     8 Target                           1   138,000        800,000            6.2%              3.6%
     9 Dick's Sporting Goods            1    50,000        700,000            2.2%              3.2%
    10 Michaels                         1    24,876        547,272            1.1%              2.5%
                              ----------------------------------------------------------------------

                Total                  35 1,707,570    $14,488,454           76.3%             65.9%
                              ======================================================================

       1 Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

       2 GLA does not include approximately 230,000 square feet of new space in Phase II of the
         Brandywine Town Center, which will be paid for by the JV on an "earnout basis" only if, and when it is leased. Square footage and base rents for the Kroger/Safeway portfolio and other properties for which Fund I owns less than 100% are pro-rated to reflect the Funds partial ownership.

       3 Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-
         supermarket tenant and ceased operations at one other location. Safeway is obligated to pay rent through the full term of all these leases which expire in 2009.

       4 Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-
         supermarket tenant and ceased operations at one other location. Kroger is obligated to pay rent through the full term of all these leases which expire in 2009.

       5 Subsidiary of Transunion


       ANNUAL SUPPLEMENTAL DISCLOSURE
               March 31, 2005

Kroger/Safeway Portfolio
------------------------

[US MAP OF LOCATIONS OMITTED]

            Kroger locations                   Safeway locations
--------------------------------------- -------------------------------

               Cary, NC                           Atlanta, TX
            Cincinnati, OH                      Batesville, AR
              Conroe, TX                          Benton, AR
            Great Bend, KS                       Carthage, TX
             Hanrahan, LA                       Little Rock, AR
           Indianapolis, IN                      Longview, WA
              Irving, TX                          Mustang, OK
               Pratt, KS                          Roswell, NM
              Roanoke, VA                         Ruidoso, NM
            Shreveport, LA                       San Ramon, CA
        Wichita, KS (2 stores)                 Springerville, AZ
                                                  Tucson, AZ
                                                   Tulsa, OK


General note: As all of these leases are triple-net, Acadia has no property management responsibilities for these locations.


ANNUAL SUPPLEMENTAL
     DISCLOSURE
   March 31, 2005

    AKR Fund II
 Properties - Detail
--------------------


                    ----------------------------------------------------------------------------------------------------
                    Fund I's                                                                           Annualized Base
                                                                                                             Rent
                    Ownership  Gross Leasable Area     Occupancy              Annualized Base Rent      per Occupied
                                                                                                          Square Foot
                             -------------------------------------------------------------------------------------------
                            %Anchors  Shops   Total  Anchors Shops  Total Anchors   Shops     Total   AnchorsShops Total
                    ----------------------------------------------------------------------------------------------------

   Fund II Redevelopment
          Properties
-----------------------------

400 East Fordham
 Road                     90%100,703  16,652 117,355 100.00%100.00%100.00%275,000   365,804   640,804   2.73 21.97 5.46
Pelham Manor
 Shopping Center (1)      90%      - 398,775 398,775   0.00% 92.68% 92.68%      - 2,403,205 2,403,205      -  6.50 6.50
                    ----------------------------------------------------------------------------------------------------

                             -------------------------------------------------------------------------------------------
   Fund II Redevelopment
          Properties         100,703 415,427 516,130 100.00% 92.97% 94.34%275,000 2,769,009 3,044,009   2.73  7.17 6.25
                             -------------------------------------------------------------------------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  The   redevelopment   plan  contemplates  the  demolition  of  the  current
industrial/warehouse buildings and the construction of a retail center.



                              ANNUAL
                           SUPPLEMENTAL
                             DISCLOSURE
     March 31, 2005

                         Retail Properties
                             - Summary
                              Listing
                         -----------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                     Property Totals
                                                                                                 -----------------------
                                             Year                        Grocery    Other Anchor  Annualized  Annualized
                                                                           Anchor
                                             Constructed(C)    Occupancy Current   Current Lease     Base        Base
                                                                         Lease and       and
     Shopping Center         Location     Acquired(A)    GLA              Option      Option         Rent      Rent psf
                                                                      %  Expiraton    Expiraton
------------------------------------------------------------------------------------------------------------------------

NEW YORK REGION
------------------------------------------

        New York

Soundview Marketplace    Port Washington                                King KullenClearview
                                                                         2007/2022  Cinema
                                             1998 (A)  184,114      88%             2010/2030     $2,614,087     $16.06

Village Commons Shopping Smithtown                                                 Daffy's
 Center                                      1998 (A)   87,306     100%             2008/2028      2,109,869      24.17
                                                                                   Walgreens 2021/--

Branch Shopping Plaza    Smithtown                                      Waldbaum's (A&P)
                                             1998 (A)  125,676     100%  2013/2028                 2,375,596      18.90

New Loudon Center        Latham                                         Price      Marshalls
                                                                         Chopper    2014/2009
                                             1982 (A)  255,826     100%  2015/2035                 1,670,110       6.53
                                                                                   Bon Ton Department Store 2014/2034
                                                                                   Raymor & Flanigan Furniture 2019/2034
Pacesetter Park Shopping Pomona                                         Stop & Shop (Ahold)
 Center                                      1999 (A)   96,646      92%  2020/2040                 1,066,936      12.04

       New Jersey

Elmwood Park Shopping    Elmwood Park                                   Pathmark   Walgreen's
 Center                                      1998 (A)  149,085      98%  2017/2052  2022/2062      3,228,851      22.13

Marketplace of Absecon   Absecon                                        Acme       Eckerd Drug
                                             1998 (A)  105,093      94%  2015/2055  2020/2040      1,536,973      15.59

Berlin Shopping Center   Berlin                                         Acme       Kmart
                                             1994 (A)  188,688      79%  2005/2015  2009/2049        806,722       5.43

Ledgewood Mall           Ledgewood                                                 Wal-mart
                                             1983 (A)  517,632      87%             2019/2049      4,312,577       9.57
                                                                                   Macy's 2010/2025
                                                                                   The Sports' Authority 2007/2037
                                                                                   Circuit City 2020/2040
                                                                                   Marshalls 2007/2027


NEW ENGLAND REGION
------------------------------------------

       Connecticut

Town Line Plaza          Rocky Hill                                     Stop & ShopWal-mart (not
                                             1998 (A)  206,178     100%  2023/2063  owned)         1,561,226      14.34

239 Greenwich Avenue     Greenwich                                                 Restoration
                                                                                    Hardware
                                             1998 (A)   16,834      73%             2015/2025        929,600      75.63

      Massachusetts

Methuen Shopping Center  Methuen                                        DeMoulas   Wal-mart
                                                                         Market     2011/2051
                                             1998 (A)  130,238     100%  2005/2015                   828,772       6.36

Crescent Plaza           Brockton                                       Shaw's     Home Depot
                                             1984 (A)  218,277     100%  2012/2042  2021/2056      1,694,375       7.76

      Rhode Island

Walnut Hill Plaza        Woonsocket                                     Shaw's     Sears
                                             1998 (A)  285,829      96%  2013/2043  2008/2033      2,193,120       8.03

         Vermont

The Gateway Shopping     Burlington                                     Shaw's 2024/2054
 Center                                      1999 (A)  101,861      95%                            1,746,828      18.04
MIDWEST REGION
------------------------------------------

        Illinois

Hobson West Plaza        Naperville                                     Bobak's Market and
                                             1998 (A)   99,044     100%  Restaurant 2007/2032      1,198,479      12.12
                                                                         (specialty grocery)
         Indiana

Merrillville Plaza       Merrillville                                              TJ Maxx
                                             1998 (A)  235,605      98%             2009/2014      2,576,217      11.20
                                                                                   JC Penney 2008/2018
                                                                                   OfficeMax 2008/2028

        Michigan

Bloomfield Town Square   Bloomfield Hills                               Costco (notTJ
                                             1998 (A)  217,266      95%  owned)     Maxx2009/2014  2,820,483      13.68
                                                                                   Marshall's 2011/2026
                                                                                   Home Goods 2010/2025

          Ohio

Mad River Station        Dayton                                                    Babies "R" Us
                                             1999 (A)  155,739      80%             2010/2020      1,488,011      12.00
                                                                                   Office Depot 2005/2010



MID-ATLANTIC REGION
------------------------------------------
      Pennsylvania

Abington Towne Center    Abington                                                  TJ Maxx
                                             1998 (A)  216,355      99%             2010/2020        922,200      16.16
                                                                                   Target (not owned)

Blackman Plaza           Wilkes-Barre                                              Kmart
                                             1968 (C)  121,341      92%             2009/2049        282,374       2.52

Bradford Towne Centre    Towanda                                        P&C Foods  Kmart
                                                                         (Penn      2019/2069
                                                                         Traffic)
                                             1993 (C)  256,939      89%  2014/2024                 1,578,760       6.89


Greenridge Plaza         Scranton                                       Giant Food (Ahold)
                                             1986 (C)  194,785      77%  2021/2051                   954,033       6.37

Luzerne Street Shopping  Scranton                                                  Eckerd Drug
 Center                                      1983 (A)   58,089      78%             2009/2019        239,276       5.27

Mark Plaza               Edwardsville                                   Redner's   Kmart
                                                                         Markets    2009/2054
                                             1968 (C)  213,689      98%  2018/2028                 1,094,524       5.21

Pittston Plaza           Pittston                                       Redner's   Eckerd Drugs
                                                                         Market     2006/2016
                                             1994 (C)   79,494     100%  2018/2028                   613,720       7.72

Plaza 422                Lebanon                                                   Home Depot
                                             1972 (C)  155,026      69%             2021/2056        444,020       4.14



Route 6 Mall             Honesdale                                      Weis       Kmart
                                                                         Markets    2020/2070
                                                                         (not
                                             1994 (C)  175,507      99%  owned)                    1,073,043       6.17
                                                     ----------                                  -----------------------


                                                     4,848,162                                   $43,960,782     $10.40
                                                     ==========                                  =======================



JOINT VENTURE PROPERTIES
-----------------------------------------------------


NEW YORK REGION
------------------------------------------

        New York

Crossroads Shopping      White Plains                                   Waldbaum's Kmart
 Center                                                                  (A&P)      2012/2037
                                                1998   310,644     100%  2007/2032                $6,018,953     $19.38
(49% JV interest)                                                                  B. Dalton 2012/2022
                                                                                   Modell's 2009/2019


MID-ATLANTIC REGION
------------------------------------------

        Delaware

Brandywine Town Center   Wilmington
 (1)                                         2003 (A)  629,345     100%                            9,047,022      14.38
(Fund I)

Market Square Shopping   Wilmington                                     Trader     TJ Maxx
 Center                                                                  Joe's      2006/2016
                                                                         (specialty
                                             2003 (A)  102,762     100%  grocery)                  2,084,909      20.29
(Fund I)                                                                 2013/2028



MIDWEST REGION
------------------------------------------

          Ohio

Amherst Marketplace      Cleveland           2002 (A)   79,937     100% Giant Eagle 2021/2041        830,115      10.38
(Fund I)

Granville Centre         Columbus                                                  California
                                                                                    Fitness
                                             2002 (A)  131,543      45%             2017/2027        670,684      11.30
(Fund I)

Sheffield Crossing       Cleveland           2002 (A)  112,534      96% Giant Eagle 2022/2042      1,146,925      10.57
(Fund I)

VARIOUS REGIONS
------------------------------------------

Kroger/Safeway Portfolio various                                        25 Kroger and Safeway
                                             2003 (A)1,018,100     100%  supermarkets              8,664,352       8.51
(Fund I)                                                                 2009/2049

JV REDEVELOPMENTS
------------------------------------------

        Michigan

Sterling Heights ShoppingDetroit                                                   Burlington
 Center                                                                             Coat Factory
                                             2004 (A)  154,597      65%             2024/--          518,404       5.15
(Fund I)
        New York

Tarrytown Shopping CenterWestchester                                               Walgreen's
                                                                                    Drug (Under
                                             2004 (A)   35,877      25%             construction)    238,841      26.31
(Fund I)
400 East Fordham Road    Bronx               2004 (A)  117,355     100%            Sears 2007/--     640,804       5.46
(Fund II)
Pelham Manor Shopping    Westchester/Bronx
 Plaza                                       2004 (A)  398,775      93%                            2,403,205       6.50
(Fund II)

     South Carolina

Hitchcock Plaza          Aiken                                          Kroger Supermarket
                                             2004 (A)  234,338      55%  2007/2032                   842,197       6.57
(Fund I)
Pine Log Plaza           Aiken               2004 (A)   35,064      97%                              149,250       4.37
(Fund I)
        Virginia

Haygood Shopping Center  Virginia Beach                                            Rose's
                                                                                    Department
                                             2004 (A)  158,229      70%             Store 2009/--    889,473       8.04
                                                     ----------                                  -----------------------
(Fund I)

                                                     3,519,100                                   $34,145,134     $10.74
                                                     ==========                                  =======================

(1) Does not include 230,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.


ANNUAL SUPPLEMENTAL DISCLOSURE
 March 31, 2005


       Retail
      Properties
      by Region
----------------



                ------------------------------------------------------------------------------------------------------------
                                                                                                        Annualized Base Rent
                     Gross Leasable Area        Occupancy                  Annualized Base Rent        per Occupied Square
                                                                                                                Foot
                ------------------------------------------------------------------------------------------------------------

 Wholly-Owned
   Properties
----------------
                 Anchors    Shops     Total   Anchors Shops  Total   Anchors      Shops       Total    Anchors Shops Totals
                    (1)
                ------------------------------------------------------------------------------------------------------------
New York Region   304,238   355,423   659,661  98.51% 90.84% 94.37% $5,334,841  $6,990,098 $12,324,939 $17.80 $21.65 $19.80
  New England     895,475   302,734 1,198,209 100.00% 94.15% 98.52%  6,698,569   2,995,862   9,694,431   8.39  10.51   8.95
    Midwest       392,214   315,440   707,654  99.62% 85.09% 93.14%  3,272,174   4,811,016   8,083,190   8.37  17.92  12.26
  Mid-Atlantic    741,466   286,302 1,027,768  94.36% 74.25% 88.76%  4,605,187   2,973,285   7,578,472   8.50  13.99  10.04
 Northeastern
  Pennsylvania    957,315   297,555 1,254,870  91.35% 78.11% 88.21%  4,226,539   2,053,211   6,279,750   4.83   8.83   5.67
                ------------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------------------
 Total Wholly-
     Owned
   Properties   3,290,708 1,557,454 4,848,162  96.03% 84.84% 92.43%$24,137,310 $19,823,472 $43,960,782  $8.31 $15.00 $10.40
                ------------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------------------

 Joint Venture
   Properties
----------------
   Operating
  Midwest (2)     236,443    87,571   324,014  76.70% 75.91% 76.48% $1,959,074    $688,650  $2,647,724 $10.80 $10.36 $10.68
 Mid-Atlantic(
      2,3)        668,395    63,712   732,107 100.00%100.00%100.00%  9,562,397   1,569,534  11,131,931  14.31  24.63  15.21
New York Region
       (4)        200,181   110,463   310,644 100.00%100.00%100.00%  2,218,752   3,800,201   6,018,953  11.08  34.40  19.38
    Various
 (Kroger/Safeway
 Portfolio) (5) 1,018,100         - 1,018,100 100.00%  0.00%100.00%  8,664,352           -   8,664,352   8.51      -   8.51
                ------------------------------------------------------------------------------------------------------------
    Total -
   Operating
   Properties   2,123,119   261,746 2,384,865  97.40% 91.94% 96.81% 22,404,575   6,058,385  28,462,960  10.83  25.18  12.33
                ------------------------------------------------------------------------------------------------------------

JV Redevelopment
   Properties
  Mid West (6)     98,400    56,197   154,597  71.54% 53.90% 65.13%  281,600     236,804     518,404  4.00  7.82  5.15 0.136 0.091
Mid-Atlantic (6)  237,839   189,792   427,631  52.25% 78.33% 63.82%  497,359   1,383,561   1,880,920  4.00  9.31  6.89 0.377 0.331
New York Region
       (7)        116,165   435,842   552,007  86.69% 90.70% 89.86%  275,000   3,007,850   3,282,850  2.73  7.61  6.62 0.487 0.578
                ------------------------------------------------------------------------------------------------------------
    Total -
 Redevelopment
   Properties     452,404   681,831 1,134,235  65.29% 84.22% 76.67%  1,053,959 4,628,215   5,682,174  3.57  8.06  6.53 1.000 1.000
                ------------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------------------
  Total Joint
    Venture
   Properties   2,575,523   943,577 3,519,100  91.76% 86.36% 90.32%$23,458,534 $10,686,600 $34,145,134  $9.93 $13.11 $10.74
                ============================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1 )Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(2)The Company has a 22% interest in Fund I which owns these properties.

(3) Does not include 230,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

(4) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

(5) The Company has a 22% interest in Fund I which has a 75% interest in this portfolio.

(6)The Company has a 22% interest in Fund I which owns 50% of these properties.

(7)The Company has a 22% interest in Fund I which owns 50% of the Tarrytown Shopping Center and a 20% interest in Fund II which owns 90% of 400 East Fordham Road and Pelham Manor Shopping Plaza.



 ANNUAL SUPPLEMENTAL DISCLOSURE
 March 31, 2005


 Retail Properties by State -
             Summary
--------------------------------



                ------------------------------------------------------------------------------

                                               Gross Leasable Area        Occupancy

                                          ----------------------------------------------------
 Wholly-Owned   OwnershipPercent     Number of
   Properties               of
----------------
                          base  properties Anchors    Shops     Total   Anchors Shops  Total
                          rent                (2)
                        %  (1)
                ------------------------------------------------------------------------------

Connecticut        100.0%   4.8%        2   178,799    44,213   223,012  97.46%100.00% 97.96%
Illinois           100.0%   2.3%        1    51,692    47,352    99,044 100.00% 99.67% 99.84%
Indiana            100.0%   4.9%        1   145,266    90,339   235,605 100.00% 93.85% 97.64%
Massachusetts      100.0%   4.8%        2   287,223    61,292   348,515 100.00%100.00%100.00%
Michigan           100.0%   5.4%        1   126,960    90,306   217,266  98.83% 89.44% 94.93%
New Jersey         100.0%  18.9%        4   619,460   341,038   960,498  93.25% 77.94% 87.82%
New York           100.0%  18.8%        5   476,005   273,563   749,568 100.00% 89.25% 96.08%
Ohio               100.0%   2.8%        1    68,296    87,443   155,739 100.00% 63.66% 79.60%
Pennsylvania       100.0%  13.8%        9 1,141,931   329,294 1,471,225  92.75% 79.72% 89.83%
Rhode Island       100.0%   4.2%        1   121,892   163,937   285,829 100.00% 92.25% 95.55%
Vermont            100.0%   3.3%        1    73,184    28,677   101,861 100.00% 82.51% 95.08%
                                          ----------------------------------------------------

                                          ----------------------------------------------------
Total - Wholly-
     Owned
   Properties              84.0%       28 3,290,708 1,557,454 4,848,162  96.03% 84.84% 92.43%
                         ---------------------------------------------------------------------



                                          ----------------------------------------------------

 Joint Venture
   Properties
----------------
Operating
 Properties
Ohio (4)            22.2%   1.1%        3   236,443    87,571   324,014  76.70% 75.91% 76.48%
Delaware (4,5)      22.2%   4.7%        2   668,395    63,712   732,107 100.00%100.00%100.00%
New York (6)        49.0%   5.6%        1   200,181   110,463   310,644 100.00%100.00%100.00%
Various
 (Kroger/Safeway
 Portfolio) (3)     16.5%   2.8%       25 1,018,100         - 1,018,100 100.00%  0.00%100.00%
                         -------          ----------------------------------------------------
    Total -
   Operating
   Properties              14.2%          2,123,119   261,746 2,384,865  97.40% 91.94% 96.81%
                         -------          ----------------------------------------------------


JV Redevelopment
 Properties
Michigan (7)        11.1%   0.1%        1    98,400    56,197   154,597  71.54% 53.90% 65.13%
New York( 7)     Various    1.1%        3   116,165   435,842   552,007  86.69% 90.70% 89.86%
South Carolina 7    11.1%   0.4%        2   158,959   110,443   269,402  45.60% 81.32% 60.24%
Virginia (7)        11.1%   0.2%        1    78,880    79,349   158,229  65.64% 74.16% 69.91%
                         ---------------------------------------------------------------------
     Total-
 Redevelopment
   Properties               1.8%            452,404   681,831 1,134,235  65.29% 84.22% 76.67%
                         -------          ----------------------------------------------------

                                          ----------------------------------------------------
  Total Joint
    Venture
   Properties              16.0%       38 2,575,523   943,577 3,519,100  91.76% 86.36% 90.32%
                         -----------------====================================================

                          100.0%       66
                         =================

                --------------------------


                ---------------------------------------------------------
                                                    Annualized Base Rent
                        Annualized Base Rent        per Occupied Square
                                                             Foot
                ---------------------------------------------------------
 Wholly-Owned
   Properties
----------------
                  Anchors      Shops       Total    Anchors Shops Totals


                ---------------------------------------------------------

Connecticut      $1,866,600    $624,226  $2,490,826 $24.26 $14.12 $20.56
Illinois            225,436     973,043   1,198,479   4.36  20.62  12.12
Indiana           1,293,962   1,282,255   2,576,217   8.91  15.12  11.20
Massachusetts     1,947,858     575,289   2,523,147   6.78   9.39   7.24
Michigan            977,599   1,842,884   2,820,483   7.79  22.82  13.68
New Jersey        5,739,147   4,145,976   9,885,123   9.94  15.60  11.72
New York          4,575,260   5,261,338   9,836,598   9.61  21.55  13.66
Ohio                775,177     712,834   1,488,011  11.35  12.81  12.00
Pennsylvania      4,483,039   2,718,911   7,201,950   4.97  10.36   6.19
Rhode Island        935,920   1,257,200   2,193,120   7.68   8.31   8.03
Vermont           1,317,312     429,516   1,746,828  18.00  18.15  18.04
                ---------------------------------------------------------

                ---------------------------------------------------------
Total - Wholly-
     Owned
   Properties   $24,137,310 $19,823,472 $43,960,782  $8.31 $15.00 $10.40
                ---------------------------------------------------------



                ---------------------------------------------------------

 Joint Venture
   Properties
----------------
Operating
 Properties
Ohio (4)         $1,959,074    $688,650  $2,647,724 $10.80 $10.36 $10.68
Delaware (4,5)    9,562,397   1,569,534  11,131,931  14.31  24.63  15.21
New York (6)      2,218,752   3,800,201   6,018,953  11.08  34.40  19.38
Various
 (Kroger/Safeway
 Portfolio) (3)   8,664,352           -   8,664,352   8.51      -   8.51
                ---------------------------------------------------------
    Total -
   Operating
   Properties    22,404,575   6,058,385  28,462,960  10.83  25.18  12.33
                ---------------------------------------------------------


JV Redevelopment
 Properties
Michigan (7)        281,600     236,804     518,404   4.00   7.82   5.15
New York( 7)        275,000   3,007,850   3,282,850   2.73   7.61   6.62
South Carolina 7    412,159     579,288     991,447   5.69   6.45   6.11
Virginia (7)         85,200     804,273     889,473   1.65  13.67   8.04
                ---------------------------------------------------------
     Total-
 Redevelopment
   Properties     1,053,959   4,628,215   5,682,174   3.57   8.06   6.53
                ---------------------------------------------------------

                ---------------------------------------------------------
  Total Joint
    Venture
   Properties   $23,458,534 $10,686,600 $34,145,134  $9.93 $13.11 $10.74
                =========================================================





General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1)The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.

(2)Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(3)The Company has a 22% interest in Fund I which has a 75% interest in this portfolio.

(4)The Company has a 22% interest in Fund I which owns these properties.

(5) Does not include 230,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

(6) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

(7)The Company has a 22% interest in Fund I which owns 50% of the Tarrytown Shopping Center and a 20% interest in Fund II which owns 90% of 400 East Fordham Road and Pelham Manor Shopping Plaza.


ANNUAL SUPPLEMENTAL
     DISCLOSURE
   March 31, 2005

    AKR Fund II
 Properties - Detail
--------------------


                    ----------------------------------------------------------------------------------------------------
                    Fund I's                                                                           Annualized Base
                                                                                                             Rent
                    Ownership  Gross Leasable Area     Occupancy              Annualized Base Rent      per Occupied
                                                                                                          Square Foot
                             -------------------------------------------------------------------------------------------
                            %Anchors  Shops   Total  Anchors Shops  Total Anchors   Shops     Total   AnchorsShops Total
                    ----------------------------------------------------------------------------------------------------


   Fund II Redevelopment
          Properties
-----------------------------

400 East Fordham
 Road                     90%100,703  16,652 117,355 100.00%100.00%100.00%275,000   365,804   640,804   2.73 21.97 5.46
Pelham Manor
 Shopping Center (1)      90%      - 398,775 398,775   0.00% 92.68% 92.68%      - 2,403,205 2,403,205      -  6.50 6.50
                    ----------------------------------------------------------------------------------------------------

                             -------------------------------------------------------------------------------------------
   Fund II Redevelopment
          Properties         100,703 415,427 516,130 100.00% 92.97% 94.34%275,000 2,769,009 3,044,009   2.73  7.17 6.25
                             -------------------------------------------------------------------------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  The   redevelopment   plan  contemplates  the  demolition  of  the  current
industrial/warehouse buildings and the construction of a retail center.


                              ANNUAL
                           SUPPLEMENTAL
                             DISCLOSURE
     March 31, 2005

                         Retail Properties
                             - Summary
                              Listing
                         -----------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                     Property Totals
                                                                                                 -----------------------
                                             Year                        Grocery    Other Anchor  Annualized  Annualized
                                                                           Anchor
                                             Constructed(C)    Occupancy Current   Current Lease     Base        Base
                                                                         Lease and       and
     Shopping Center         Location     Acquired(A)    GLA              Option      Option         Rent      Rent psf
                                                                      %  Expiraton    Expiraton
------------------------------------------------------------------------------------------------------------------------

NEW YORK REGION
------------------------------------------

        New York

Soundview Marketplace    Port Washington                                King KullenClearview
                                                                         2007/2022  Cinema
                                             1998 (A)  184,114      88%             2010/2030     $2,614,087     $16.06

Village Commons Shopping Smithtown                                                 Daffy's
 Center                                      1998 (A)   87,306     100%             2008/2028      2,109,869      24.17
                                                                                   Walgreens 2021/--

Branch Shopping Plaza    Smithtown                                      Waldbaum's (A&P)
                                             1998 (A)  125,676     100%  2013/2028                 2,375,596      18.90

New Loudon Center        Latham                                         Price      Marshalls
                                                                         Chopper    2014/2009
                                             1982 (A)  255,826     100%  2015/2035                 1,670,110       6.53
                                                                                   Bon Ton Department Store 2014/2034
                                                                                   Raymor & Flanigan Furniture 2019/2034
Pacesetter Park Shopping Pomona                                         Stop & Shop (Ahold)
 Center                                      1999 (A)   96,646      92%  2020/2040                 1,066,936      12.04

       New Jersey

Elmwood Park Shopping    Elmwood Park                                   Pathmark   Walgreen's
 Center                                      1998 (A)  149,085      98%  2017/2052  2022/2062      3,228,851      22.13

Marketplace of Absecon   Absecon                                        Acme       Eckerd Drug
                                             1998 (A)  105,093      94%  2015/2055  2020/2040      1,536,973      15.59

Berlin Shopping Center   Berlin                                         Acme       Kmart
                                             1994 (A)  188,688      79%  2005/2015  2009/2049        806,722       5.43

Ledgewood Mall           Ledgewood                                                 Wal-mart
                                             1983 (A)  517,632      87%             2019/2049      4,312,577       9.57
                                                                                   Macy's 2010/2025
                                                                                   The Sports' Authority 2007/2037
                                                                                   Circuit City 2020/2040
                                                                                   Marshalls 2007/2027


NEW ENGLAND REGION
------------------------------------------

       Connecticut

Town Line Plaza          Rocky Hill                                     Stop & ShopWal-mart (not
                                             1998 (A)  206,178     100%  2023/2063  owned)         1,561,226      14.34

239 Greenwich Avenue     Greenwich                                                 Restoration
                                                                                    Hardware
                                             1998 (A)   16,834      73%             2015/2025        929,600      75.63

      Massachusetts

Methuen Shopping Center  Methuen                                        DeMoulas   Wal-mart
                                                                         Market     2011/2051
                                             1998 (A)  130,238     100%  2005/2015                   828,772       6.36

Crescent Plaza           Brockton                                       Shaw's     Home Depot
                                             1984 (A)  218,277     100%  2012/2042  2021/2056      1,694,375       7.76

      Rhode Island

Walnut Hill Plaza        Woonsocket                                     Shaw's     Sears
                                             1998 (A)  285,829      96%  2013/2043  2008/2033      2,193,120       8.03

         Vermont

The Gateway Shopping     Burlington                                     Shaw's 2024/2054
 Center                                      1999 (A)  101,861      95%                            1,746,828      18.04
MIDWEST REGION
------------------------------------------

        Illinois

Hobson West Plaza        Naperville                                     Bobak's Market and
                                             1998 (A)   99,044     100%  Restaurant 2007/2032      1,198,479      12.12
                                                                         (specialty grocery)
         Indiana

Merrillville Plaza       Merrillville                                              TJ Maxx
                                             1998 (A)  235,605      98%             2009/2014      2,576,217      11.20
                                                                                   JC Penney 2008/2018
                                                                                   OfficeMax 2008/2028

        Michigan

Bloomfield Town Square   Bloomfield Hills                               Costco (notTJ
                                             1998 (A)  217,266      95%  owned)     Maxx2009/2014  2,820,483      13.68
                                                                                   Marshall's 2011/2026
                                                                                   Home Goods 2010/2025

          Ohio

Mad River Station        Dayton                                                    Babies "R" Us
                                             1999 (A)  155,739      80%             2010/2020      1,488,011      12.00
                                                                                   Office Depot 2005/2010


MID-ATLANTIC REGION
------------------------------------------

      Pennsylvania

Abington Towne Center    Abington                                                  TJ Maxx
                                             1998 (A)  216,355      99%             2010/2020        922,200      16.16
                                                                                   Target (not owned)

Blackman Plaza           Wilkes-Barre                                              Kmart
                                             1968 (C)  121,341      92%             2009/2049        282,374       2.52

Bradford Towne Centre    Towanda                                        P&C Foods  Kmart
                                                                         (Penn      2019/2069
                                                                         Traffic)
                                             1993 (C)  256,939      89%  2014/2024                 1,578,760       6.89


Greenridge Plaza         Scranton                                       Giant Food (Ahold)
                                             1986 (C)  194,785      77%  2021/2051                   954,033       6.37

Luzerne Street Shopping  Scranton                                                  Eckerd Drug
 Center                                      1983 (A)   58,089      78%             2009/2019        239,276       5.27

Mark Plaza               Edwardsville                                   Redner's   Kmart
                                                                         Markets    2009/2054
                                             1968 (C)  213,689      98%  2018/2028                 1,094,524       5.21

Pittston Plaza           Pittston                                       Redner's   Eckerd Drugs
                                                                         Market     2006/2016
                                             1994 (C)   79,494     100%  2018/2028                   613,720       7.72

Plaza 422                Lebanon                                                   Home Depot
                                             1972 (C)  155,026      69%             2021/2056        444,020       4.14



Route 6 Mall             Honesdale                                      Weis       Kmart
                                                                         Markets    2020/2070
                                                                         (not
                                             1994 (C)  175,507      99%  owned)                    1,073,043       6.17
                                                     ----------                                  -----------------------


                                                     4,848,162                                   $43,960,782     $10.40
                                                     ==========                                  =======================

JOINT VENTURE PROPERTIES
-----------------------------------------------------


NEW YORK REGION
------------------------------------------

        New York

Crossroads Shopping      White Plains                                   Waldbaum's Kmart
 Center                                                                  (A&P)      2012/2037
                                                1998   310,644     100%  2007/2032                $6,018,953     $19.38
(49% JV interest)                                                                  B. Dalton 2012/2022
                                                                                   Modell's 2009/2019


MID-ATLANTIC REGION
------------------------------------------

        Delaware

Brandywine Town Center   Wilmington
 (1)                                         2003 (A)  629,345     100%                            9,047,022      14.38
(Fund I)

Market Square Shopping   Wilmington                                     Trader     TJ Maxx
 Center                                                                  Joe's      2006/2016
                                                                         (specialty
                                             2003 (A)  102,762     100%  grocery)                  2,084,909      20.29
(Fund I)                                                                 2013/2028



MIDWEST REGION
------------------------------------------

          Ohio

Amherst Marketplace      Cleveland           2002 (A)   79,937     100% Giant Eagle 2021/2041        830,115      10.38
(Fund I)

Granville Centre         Columbus                                                  California
                                                                                    Fitness
                                             2002 (A)  131,543      45%             2017/2027        670,684      11.30
(Fund I)

Sheffield Crossing       Cleveland           2002 (A)  112,534      96% Giant Eagle 2022/2042      1,146,925      10.57
(Fund I)

VARIOUS REGIONS
------------------------------------------

Kroger/Safeway Portfolio various                                        25 Kroger and Safeway
                                             2003 (A)1,018,100     100%  supermarkets              8,664,352       8.51
(Fund I)                                                                 2009/2049

JV REDEVELOPMENTS
------------------------------------------

        Michigan

Sterling Heights ShoppingDetroit                                                   Burlington
 Center                                                                             Coat Factory
                                             2004 (A)  154,597      65%             2024/--          518,404       5.15
(Fund I)
        New York

Tarrytown Shopping CenterWestchester                                               Walgreen's
                                                                                    Drug (Under
                                             2004 (A)   35,877      25%             construction)    238,841      26.31
(Fund I)
400 East Fordham Road    Bronx               2004 (A)  117,355     100%            Sears 2007/--     640,804       5.46
(Fund II)
Pelham Manor Shopping    Westchester/Bronx
 Plaza                                       2004 (A)  398,775      93%                            2,403,205       6.50
(Fund II)

     South Carolina

Hitchcock Plaza          Aiken                                          Kroger Supermarket
                                             2004 (A)  234,338      55%  2007/2032                   842,197       6.57
(Fund I)
Pine Log Plaza           Aiken               2004 (A)   35,064      97%                              149,250       4.37
(Fund I)
        Virginia

Haygood Shopping Center  Virginia Beach                                            Rose's
                                                                                    Department
                                             2004 (A)  158,229      70%             Store 2009/--    889,473       8.04
                                                     ----------                                  -----------------------
(Fund I)

                                                     3,519,100                                   $34,145,134     $10.74
                                                     ==========                                  =======================


(1) Does not include 230,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.


ANNUAL SUPPLEMENTAL DISCLOSURE
 March 31, 2005


       Retail
      Properties
      by Region
----------------



                ------------------------------------------------------------------------------------------------------------
                                                                                                        Annualized Base Rent
                     Gross Leasable Area        Occupancy                  Annualized Base Rent        per Occupied Square
                                                                                                                Foot
                ------------------------------------------------------------------------------------------------------------
 Wholly-Owned
   Properties
----------------
                 Anchors    Shops     Total   Anchors Shops  Total   Anchors      Shops       Total    Anchors Shops Totals
                    (1)
                ------------------------------------------------------------------------------------------------------------

New York Region   304,238   355,423   659,661  98.51% 90.84% 94.37% $5,334,841  $6,990,098 $12,324,939 $17.80 $21.65 $19.80
  New England     895,475   302,734 1,198,209 100.00% 94.15% 98.52%  6,698,569   2,995,862   9,694,431   8.39  10.51   8.95
    Midwest       392,214   315,440   707,654  99.62% 85.09% 93.14%  3,272,174   4,811,016   8,083,190   8.37  17.92  12.26
  Mid-Atlantic    741,466   286,302 1,027,768  94.36% 74.25% 88.76%  4,605,187   2,973,285   7,578,472   8.50  13.99  10.04
 Northeastern
  Pennsylvania    957,315   297,555 1,254,870  91.35% 78.11% 88.21%  4,226,539   2,053,211   6,279,750   4.83   8.83   5.67
                ------------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------------------
 Total Wholly-
     Owned
   Properties   3,290,708 1,557,454 4,848,162  96.03% 84.84% 92.43%$24,137,310 $19,823,472 $43,960,782  $8.31 $15.00 $10.40
                ------------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------------------

 Joint Venture
   Properties
----------------
   Operating
  Midwest (2)     236,443    87,571   324,014  76.70% 75.91% 76.48% $1,959,074    $688,650  $2,647,724 $10.80 $10.36 $10.68
 Mid-Atlantic(
      2,3)        668,395    63,712   732,107 100.00%100.00%100.00%  9,562,397   1,569,534  11,131,931  14.31  24.63  15.21
New York Region
       (4)        200,181   110,463   310,644 100.00%100.00%100.00%  2,218,752   3,800,201   6,018,953  11.08  34.40  19.38
    Various
 (Kroger/Safeway
 Portfolio) (5) 1,018,100         - 1,018,100 100.00%  0.00%100.00%  8,664,352           -   8,664,352   8.51      -   8.51
                ------------------------------------------------------------------------------------------------------------
    Total -
   Operating
   Properties   2,123,119   261,746 2,384,865  97.40% 91.94% 96.81% 22,404,575   6,058,385  28,462,960  10.83  25.18  12.33
                ------------------------------------------------------------------------------------------------------------

JV Redevelopment
   Properties
  Mid West (6)     98,400    56,197   154,597  71.54% 53.90% 65.13% 281,600     236,804   518,404 4.00   7.82   5.15  0.136 0.091
Mid-Atlantic (6)  237,839   189,792   427,631  52.25% 78.33% 63.82% 497,359   1,383,561 1,880,920 4.00   9.31   6.89  0.377 0.331
New York Region
       (7)        116,165   435,842   552,007  86.69% 90.70% 89.86% 275,000   3,007,850 3,282,850 2.73   7.61   6.62  0.487 0.578
                ---------------------------------------------------------------------------------------------------------
    Total -
 Redevelopment
   Properties     452,404   681,831 1,134,235  65.29% 84.22% 76.67% 1,053,959 4,628,215 5,682,174 3.57   8.06   6.53  1.000 1.000
                ------------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------------------
  Total Joint
    Venture
   Properties   2,575,523   943,577 3,519,100  91.76% 86.36% 90.32%$23,458,534 $10,686,600 $34,145,134  $9.93 $13.11 $10.74
                ============================================================================================================



General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1 )Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(2)The Company has a 22% interest in Fund I which owns these properties.

(3) Does not include 230,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

(4) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

(5) The Company has a 22% interest in Fund I which has a 75% interest in this portfolio.

(6)The Company has a 22% interest in Fund I which owns 50% of these properties.

(7)The Company has a 22% interest in Fund I which owns 50% of the Tarrytown Shopping Center and a 20% interest in Fund II which owns 90% of 400 East Fordham Road and Pelham Manor Shopping Plaza.



    ANNUAL
 SUPPLEMENTAL
   DISCLOSURE
March 31, 2005

    Retail
 Properties -
     Detail
---------------


               ------------------------------------------------------------------------------------------------------------
                                                                                                       Annualized Base Rent
                    Gross Leasable Area        Occupancy                  Annualized Base Rent         per Occupied Square
                                                                                                                Foot
               --------------------------------------------------------------------------------------------------------------
                Anchors    Shops     Total   Anchors Shops  Total   Anchors      Shops       Total    Anchors Shops  Total
               ------------------------------------------------------------------------------------------------------------

WHOLLY-OWNED PROPERTIES:

New York Region
---------------

Connecticut
---------------
239 Greenwich
 Avenue(1)        16,834         -    16,834  73.02%     -  73.02%   $929,600          $-    $929,600 $75.63     $- $75.63
               ------------------------------------------------------------------------------------------------------------

New Jersey
---------------
Elmwood Park
 Shopping
 Center           62,610    86,475   149,085 100.00% 96.34% 97.88%  1,390,460   1,838,391   3,228,851  22.21  22.07  22.13
               ------------------------------------------------------------------------------------------------------------

New York (2)
---------------
Soundview
 Marketplace      73,500   110,614   184,114 100.00% 80.68% 88.39%  1,158,850   1,455,237   2,614,087  15.77  16.31  16.06
Village Commons
 Shopping
 Center           25,192    62,114    87,306 100.00%100.00%100.00%    428,213   1,681,656   2,109,869  17.00  27.07  24.17
Branch Plaza      74,050    51,626   125,676 100.00%100.00%100.00%  1,085,159   1,290,437   2,375,596  14.65  25.00  18.90
Pacesetter Park
 Shopping
 Center           52,052    44,594    96,646 100.00% 81.98% 91.69%    342,559     724,377   1,066,936   6.58  19.81  12.04
               ------------------------------------------------------------------------------------------------------------
 Total - New
      York       224,794   268,948   493,742 100.00% 89.07% 94.04%  3,014,781   5,151,707   8,166,488  13.41  21.51  17.59
               ------------------------------------------------------------------------------------------------------------

 Total - New
  York Region    304,238   355,423   659,661  98.51% 90.84% 94.37%  5,334,841   6,990,098  12,324,939  17.80  21.65  19.80
               ------------------------------------------------------------------------------------------------------------


  New England
---------------

Connecticut
---------------
Town Line
 Plaza(3)        161,965    44,213   206,178 100.00%100.00%100.00%    937,000     624,226   1,561,226  14.49  14.12  14.34
               ------------------------------------------------------------------------------------------------------------

Massachusetts
---------------
Methuen
 Shopping
 Center          130,238         -   130,238 100.00%     - 100.00%    828,772           -     828,772   6.36      -   6.36
Crescent Plaza   156,985    61,292   218,277 100.00%100.00%100.00%  1,119,086     575,289   1,694,375   7.13   9.39   7.76
               ------------------------------------------------------------------------------------------------------------
   Total -
 Massachusetts   287,223    61,292   348,515 100.00%100.00%100.00%  1,947,858     575,289   2,523,147   6.78   9.39   7.24
               ------------------------------------------------------------------------------------------------------------

New York
---------------
New Loudon
 Center          251,211     4,615   255,826 100.00%100.00%100.00%  1,560,479     109,631   1,670,110   6.21  23.76   6.53
               ------------------------------------------------------------------------------------------------------------

Rhode Island
---------------
Walnut Hill
 Plaza           121,892   163,937   285,829 100.00% 92.25% 95.55%    935,920   1,257,200   2,193,120   7.68   8.31   8.03
               ------------------------------------------------------------------------------------------------------------

Vermont
---------------
The Gateway
 Shopping
 Center           73,184    28,677   101,861 100.00% 82.51% 95.08%  1,317,312     429,516   1,746,828  18.00  18.15  18.04
               ------------------------------------------------------------------------------------------------------------

 Total - New
 England Region  895,475   302,734 1,198,209 100.00% 94.15% 98.52%  6,698,569   2,995,862   9,694,431   8.39  10.51   8.95
               ------------------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.

(2)The Company has a property located in the Bronx, NY which is currently under construction which is not included in the above listing.

(3)Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.


WHOLLY-OWNED PROPERTIES (continued):

    Midwest
---------------

Illinois
---------------
Hobson West
 Plaza            51,692    47,352    99,044 100.00% 99.67% 99.84%   $225,436    $973,043  $1,198,479  $4.36 $20.62 $12.12

Indiana
---------------
Merrillville
 Plaza           145,266    90,339   235,605 100.00% 93.85% 97.64%  1,293,962   1,282,255   2,576,217   8.91  15.12  11.20

Michigan
---------------
Bloomfield
 Towne Square    126,960    90,306   217,266  98.83% 89.44% 94.93%    977,599   1,842,884   2,820,483   7.79  22.82  13.68

Ohio
---------------
Mad River
 Station (1)      68,296    87,443   155,739 100.00% 63.66% 79.60%    775,177     712,834   1,488,011  11.35  12.81  12.00
               ------------------------------------------------------------------------------------------------------------

Total - Midwest
     Region      392,214   315,440   707,654  99.62% 85.09% 93.14%  3,272,174   4,811,016   8,083,190   8.37  17.92  12.26
               ------------------------------------------------------------------------------------------------------------

 Mid-Atlantic
---------------

New Jersey
---------------
Marketplace of
 Absecon          58,031    47,062   105,093 100.00% 86.14% 93.79%    927,574     609,399   1,536,973  15.98  15.03  15.59
Berlin Shopping
 Center          127,850    60,838   188,688 100.00% 34.04% 78.73%    619,400     187,322     806,722   4.84   9.05   5.43
Ledgewood Mall   370,969   146,663   517,632  88.73% 82.68% 87.02%  2,801,713   1,510,864   4,312,577   8.51  12.46   9.57
               ------------------------------------------------------------------------------------------------------------
 Total - New
     Jersey      556,850   254,563   811,413  92.49% 71.70% 85.97%  4,348,687   2,307,585   6,656,272   8.44  12.64   9.54
               ------------------------------------------------------------------------------------------------------------

Pennsylvania
---------------

Abington Towne
 Center (2)      184,616    31,739   216,355 100.00% 94.75% 99.23%    256,500     665,700     922,200   9.50  22.14  16.16
               ------------------------------------------------------------------------------------------------------------

 Total - Mid-
   Atlantic
     Region      741,466   286,302 1,027,768  94.36% 74.25% 88.76%  4,605,187   2,973,285   7,578,472   8.50  13.99  10.04
               ------------------------------------------------------------------------------------------------------------

 Northeastern
  Pennsylvania
---------------

Pennsylvania
---------------
Blackman Plaza   111,956     9,385   121,341 100.00%     -  92.27%    264,374      18,000     282,374   2.36      -   2.52
Bradford Towne
 Centre          180,919    76,020   256,939 100.00% 63.54% 89.21%  1,102,616     476,144   1,578,760   6.09   9.86   6.89
Greenridge
 Plaza           104,090    90,695   194,785  59.65% 96.63% 76.87%    279,405     674,628     954,033   4.50   7.70   6.37
Luzerne Street
 Shopping
 Center           43,663    14,426    58,089 100.00% 12.03% 78.15%    223,652      15,624     239,276   5.12   9.00   5.27
Mark Plaza       157,595    56,094   213,689 100.00% 93.31% 98.24%    652,095     442,429   1,094,524   4.14   8.45   5.21
Pittston Plaza    67,568    11,926    79,494 100.00%100.00%100.00%    496,446     117,274     613,720   7.35   9.83   7.72
Plaza 422        145,026    10,000   155,026  71.88% 30.00% 69.18%    407,520      36,500     444,020   3.91  12.17   4.14
Route 6 Plaza    146,498    29,009   175,507 100.00% 94.74% 99.13%    800,431     272,612   1,073,043   5.46   9.92   6.17
               ------------------------------------------------------------------------------------------------------------
   Total -
  Pennsylvania   957,315   297,555 1,254,870  91.35% 78.11% 88.21%  4,226,539   2,053,211   6,279,750   4.83   8.83   5.67
               ------------------------------------------------------------------------------------------------------------

   Total -
 Northeastern
 Pennsylvania
     Region      957,315   297,555 1,254,870  91.35% 78.11% 88.21%  4,226,539   2,053,211   6,279,750   4.83   8.83   5.67
               ------------------------------------------------------------------------------------------------------------

               ------------------------------------------------------------------------------------------------------------

 TOTAL WHOLLY-
     OWNED
   PROPERTIES  3,290,708 1,557,454 4,848,162  96.03% 84.84% 92.43%$24,137,310 $19,823,472 $43,960,782  $8.31 $15.00 $10.40

               ------------------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)The GLA for this property includes 28,205 square feet of office space.

(2)Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.


JOINT VENTURE PROPERTIES:


    Midwest
---------------

Ohio
---------------

Amherst
 Marketplace
 (1)              76,737     3,200    79,937 100.00%100.00%100.00%   $795,711     $34,404    $830,115 $10.37 $10.75 $10.38
Granville
 Centre  (1)      90,047    41,496   131,543  38.81% 58.80% 45.12%    402,085     268,599     670,684  11.51  11.01  11.30
Sheffield
 Crossing  (1)    69,659    42,875   112,534 100.00% 90.67% 96.45%    761,278     385,647   1,146,925  10.93   9.92  10.57
               ------------------------------------------------------------------------------------------------------------
 Total - Ohio    236,443    87,571   324,014  76.70% 75.91% 76.48%  1,959,074     688,650   2,647,724  10.80  10.36  10.68
               ------------------------------------------------------------------------------------------------------------


 Mid-Atlantic
---------------

Delaware
---------------
Brandywine Town
 Center  (1, 2)  629,345         -   629,345 100.00%     - 100.00%  9,047,022           -   9,047,022  14.38      -  14.38
Market Square
 Shopping
 Center  (1)      39,050    63,712   102,762 100.00%100.00%100.00%    515,375   1,569,534   2,084,909  13.20  24.63  20.29
               ------------------------------------------------------------------------------------------------------------
   Total -
    Delaware     668,395    63,712   732,107 100.00%100.00%100.00%  9,562,397   1,569,534  11,131,931  14.31      -  15.21
               ------------------------------------------------------------------------------------------------------------


New York Region
---------------

New York
---------------

Crossroads
 Shopping
 Center (3)      200,181   110,463   310,644 100.00%100.00%100.00%  2,218,752   3,800,201   6,018,953  11.08  34.40  19.38
               ------------------------------------------------------------------------------------------------------------

Various Regions
---------------
Kroger/Safeway
 Portfolio (25
 Properties)(4)1,018,100         - 1,018,100 100.00%     - 100.00%  8,664,352           -   8,664,352   8.51      -   8.51
               ------------------------------------------------------------------------------------------------------------

               ------------------------------------------------------------------------------------------------------------

   Total -
   Operating
   Properties  2,123,119   261,746 2,384,865  97.40% 91.94% 96.81% 22,404,575   6,058,385  28,462,960  10.83  25.18  12.33

               ------------------------------------------------------------------------------------------------------------

Redevelopment
   properties
               ------------------------------------------------------------------------------------------------------------
Sterling
 Heights
 Shopping
 Center
 (Michigan)
 (5)              98,400    56,197   154,597  71.54% 53.90% 65.13%    281,600     236,804     518,404   4.00   7.82   5.15
400 East
 Fordham Road
 (New York)
 (6)             100,703    16,652   117,355 100.00%100.00%100.00%    275,000     365,804     640,804   2.73  21.97   5.46
Pelham Manor
 Shopping Plaza
 (New York)
 (7)                   -   398,775   398,775      -  92.68% 92.68%          -   2,403,205   2,403,205      -   6.50   6.50
Tarrytown
 Shopping
 Center (New
 York)  (5)       15,462    20,415    35,877      -  44.46% 25.30%          -     238,841     238,841      -  26.31  26.31
Hitchcock Plaza
 (South
 Carolina)  (5)  135,775    98,563   234,338  36.31% 79.98% 54.68%    342,607     499,590     842,197   6.95   6.34   6.57
Pine Log Plaza
 (South
 Carolina)  (5)   23,184    11,880    35,064 100.00% 92.42% 97.43%     69,552      79,698     149,250   3.00   7.26   4.37
Haygood
 Shopping
 Center
 (Virginia)
 (5)              78,880    79,349   158,229  65.64% 74.16% 69.91%     85,200     804,273     889,473   1.65  13.67   8.04
               ------------------------------------------------------------------------------------------------------------

   Total -
 Redevelopment
   Properties    452,404   681,831 1,134,235  65.29% 84.22% 76.67%  1,053,959   4,628,215   5,682,174   3.57   8.06   6.53
               ------------------------------------------------------------------------------------------------------------

Total - Joint
 Venture
 Properties    2,575,523   943,577 3,519,100  91.76% 86.36% 90.32%$23,458,534 $10,686,600 $34,145,134  $9.93 $13.11 $10.74
               ============================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) The Company has a 22% interest in Fund I which owns the property.

(2) Does not include approximately 230,000 square feet of new space in Phase II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased.

(3) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

(4) This represents a portfolio of 25 triple-net, anchor-only leases with Kroger and Safeway supermarkets.

(5) The Company has a 22% interest in Fund I which owns 50% the property.

(6) The Company has a 20% interest in Fund II which owns 90% the property.

(7) The Company has a 20% interest in Fund II which owns 90% the  property.  The
redevelopment    plan    contemplates    the    demolition    of   the   current
industrial/warehouse buildings and the construction of a retail center.



      ANNUAL SUPPLEMENTAL DISCLOSURE
  March
   31,
   2005

                             ----------  ----------
                             Year-to-Date
                                          3 months           Year ended
                                            ended
          Leasing     Notes: March 31,   March 31,       December 31, 2004
          Production            2005        2005
       ---------------       ----------  ---------- ----------------------------

       New leases         (1)
       Number of new leases
        commencing                   4           4                           34
       GLA                      22,466      22,466                      191,419
       New base rent            $13.28      $13.28                       $12.81
       Previous base rent
        (and percentage rent)   $12.90      $12.90                       $11.43
       Percentage growth in
        base rent                  2.9%        2.9%                        12.0%
       Average cost per
        square foot              $7.96       $7.96                       $20.67

       Renewal leases
       Number of renewal
        leases commencing           13          13                           59
       GLA                      85,076      85,076                      483,308
       Renewal
        percentage                  81%         81%                          81%
       New base rent            $10.81      $10.81                       $11.72
       Expiring base rent
        (and percentage rent)    $9.92       $9.92                       $10.94
       Percentage growth in
        base rent                  9.0%        9.0%                         7.2%
       Average cost per
        square foot              $0.00       $0.00                        $0.00

       Total new and renewal Leases
       Number of new and
        renewal leases
        commencing                  17          17                           93
       GLA                     107,542     107,542                      674,727
       New base rent            $11.33      $11.33                       $12.03
       Expiring base rent
        (and percentage rent)   $10.54      $10.54                       $11.08
       Percentage
        growth in base
        rent              (2)      7.4%        7.4%                         8.6%
       Average cost per
        square foot              $1.66       $1.66                        $5.86

                             ----------  ----------


(1) Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

(3) Rent is presented on a cash basis. Rents have not been averaged over terms. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is initially paid at commencement.


               ANNUAL SUPPLEMENTAL DISCLOSURE
        March 31,
            2005


                    Top Tenants
                     - Ranked
                        by
                     Annualized
                     Base Rent
                    -----------
                                  (Combined basis - Includes pro-rata share of GLA and rent for JV properties)

                                                                                                  Percentage of Total
                                    Wholly-Owned       Joint Ventures (2)          Combined         Represented by
                                                                                                     Retail Tenant
                               --------------------------------------------------------------------------------------
                                                                                                                            Average
                         Number of                                                                                            Gross
       Retail     stores in   Total   Annualized     Total    Annualized   Total   Annualized    Total  AnnualizedAverage Occupancy
                                             Base                    Base                 Base                Base
Ranking Tenant     combined     GLA      Rent (1)      GLA      Rent (1)     GLA      Rent (1)  Portfolio Rent (3)  Sales  Cost (4)
                     portfolio                                                                      GLA(3)             (per
                                                                                                                       sq.
                                                                                                                       ft.)
-----------------------------------------------------------------------------------------------------------------------------------

     1 Albertson's           5   252,665  $3,276,856           -         $-   252,665  $3,276,856      5.0%      6.9%
         -- Shaw's           3   175,801   2,358,192           -          -   175,801   2,358,192      3.5%      5.0%   475    2.8%
         -- Acme             2    76,864     918,664           -          -    76,864     918,664      1.5%      1.9%   294    5.5%

     2 Sears                 7   580,921   2,128,484      67,482    326,963   648,403   2,455,447     12.7%      5.2%
         -- Kmart            5   520,221   1,870,484      49,355    277,463   569,576   2,147,947     11.2%      4.5%   166    3.7%
         -- Sears            2    60,700     258,000      18,127     49,500    78,827     307,500      1.5%      0.6%   231    1.8%

     3 T.J. Maxx            10   289,427   2,037,682       6,972     81,261   296,399   2,118,943      5.8%      4.5%
         -- T.J.
          Maxx               4    88,200     712,800       6,972     81,261    95,172     794,061      1.9%      1.7%   281    4.3%
         --
          Marshalls          3   102,781     731,494           -          -   102,781     731,494      2.0%      1.5%   178    5.7%
         -- A.J.
          Wright's           2    58,800     286,131           -          -    58,800     286,131      1.2%      0.6%   144    5.8%
         --
          Homegoods          1    39,646     307,257           -          -    39,646     307,257      0.8%      0.6%   146    6.8%

     4 Ahold                 3   178,807   1,558,964           -          -   178,807   1,558,964      3.5%      3.3%
         -- Stop and
          Shop               2   116,717   1,279,559           -          -   116,717   1,279,559      2.3%      2.7%   346    3.6%
         -- Giant            1    62,090     279,405           -          -    62,090     279,405      1.2%      0.6%     -      -

     5 Wal-Mart              2   210,114   1,515,409           -          -   210,114   1,515,409      4.1%      3.2%   336    3.2%

       A&P
     6  (Waldbaum's)         2    63,000     920,964      18,722    246,960    81,722   1,167,924      1.6%      2.5%
         --
          Waldbaum's         2    63,000     920,964      18,722    246,960    81,722   1,167,924      1.6%      2.5%   348    5.8%

     7 Brook's Drug          9    91,534   1,161,882       1,253      3,166    92,787   1,165,048      1.8%      2.5%
         -- Eckerd's         9    91,534   1,161,882       1,253      3,166    92,787   1,165,048      1.8%      2.5%   442    4.6%

     8 Home Depot            2   211,003   1,009,646           -          -   211,003   1,009,646      4.1%      2.1%     -   -

     9 Pathmark              1    47,773     955,460           -          -    47,773     955,460      0.9%      2.0%     -      -

       Restoration
    10  Hardware             1    12,293     929,600           -          -    12,293     929,600      0.2%      2.0%   249   32.6%

       Redner's
    11  Supermarket          2   111,739     863,432           -          -   111,739     863,432      2.2%      1.8%   250    4.0%
    12 Kroger(5)            12         -           -     132,259    722,228   132,259     722,228      2.6%      1.5%     -      -
    13 Safeway (6)          13         -           -     103,844    721,831   103,844     721,831      2.0%      1.5%     -      -
    14 Price Chopper         2    77,450     764,052           -          -    77,450     764,052      1.5%      1.6%   672    1.9%
       Federated
        Department
        Stores
    15  (Macy's)             1    73,349     651,245           -          -    73,349     651,245      1.4%      1.4%   205    6.2%
       Clearview
    16  Cinema               1    25,400     596,250           -          -    25,400     596,250      0.5%      1.3%     -      -
    17 JC Penney             2    72,580     591,747           -          -    72,580     591,747      1.4%      1.2%   182    5.9%
    18 Walgreen's            2    23,904     589,088           -          -    23,904     589,088      0.5%      1.2%   342    8.8%
       King Kullen
    19  Grocery              1    48,100     562,600           -          -    48,100     562,600      0.9%      1.2%   548    2.7%
    20 Payless Shoes        12    36,076     561,570       1,804     46,353    37,880     607,923      0.7%      1.3%     -      -
                    -------------------------------------------------------------------------------------------------

           Total            90 2,406,135 $20,674,931     332,336 $2,148,762 2,738,471 $22,823,693     53.8%     48.1%
                    =================================================================================================

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

(2) Includes Funds I, II and the Crossroads Shopping Center joint ventures. The above amounts represent the Company's pro-rata share of square footage and rent.

(3) Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of joint venture properties.

(4) Occupancy cost = Gross rents (base rent, percentage rent and expense reimbursements) divided by sales. * indicates not all locations are required to report sales. Amount is left blank if the tenant is not required to report sales at any of the locations.

(5) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location.

(6) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location.

       Base Totals:
                                             GLA         Rent
                                         ------------------------

       Wholly-Owned:Per Detail Property
                     listing               4,848,162 $43,960,782
                                         ------------------------

       Fund I       Per Fund I Top 10
                     listing                       -           -
                                         ------------------------
       AKR's Share                 22.22%          -           -
                                         ------------------------

       Fund II      Per Detail Property
                     listing                 464,517   2,739,608
                                         ------------------------
       AKR's Share                 20.00%     92,903     547,922
                                         ------------------------

       Crossroads:  Per Detail Property
                     listing                 310,644   6,018,953
                    Acadia's Share at 49%    152,216   2,949,287
                                         ------------------------

       Grand Total                         5,093,281 $47,457,991
                                         ========================


          ANNUAL SUPPLEMENTAL DISCLOSURE
                  March 31, 2005

                   Anchor Detail
         ---------------------------------

----------------------------------------------------------------------------------------------
                                                                  Annual   Annual
               Property/Tenant Name         Square     Lease       Base     Base
                 (Type of Center)          Footage  Expiration     Rent     Rent    Options
                                                                             PSF
----------------------------------------------------------------------------------------------

         THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA
          AS ANCHOR TENANTS
         (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned
------------------------------------------

New York Region
------------------------------------------

 Connecticut
 -----------------------------------------
  239 Greenwich Ave., Greenwich
         Restoration Hardware                12,293  4/30/2015     929,600  75.62 (2) 5 Years
                                          ----------           -------------------
                  Property total             12,293                929,600  75.62
                                          ----------           -------------------

 New Jersey
 -----------------------------------------
  Elmwood Park Shopping Center, Elmwood
   Park
         Walgreens                           14,837  5/31/2022     435,000  29.32 (8) 5 Year
         Pathmark                            47,773 11/30/2017     955,460  20.00 (7) 5 Year
                                          ----------           -------------------
                  Property total             62,610              1,390,460  22.21
                                          ----------           -------------------

 New York
 -----------------------------------------
  Soundview Marketplace, Port Washington
         King Kullen                         48,100  9/26/2007    $562,600 $11.70 (7) 5 Year
         Clearview Cinema                    25,400  5/31/2010     596,250  23.47 (4) 5 Year
                                          ----------           -------------------
                  Property total             73,500              1,158,850  15.77
                                          ----------           -------------------

  Smithtown Shopping Center, Smithtown
         Daffy's                             16,125   1/7/2008     274,125  17.00 (4) 5 Year
         Walgreens                            9,067 12/31/2021     154,088  16.99           -
                                          ----------           -------------------
                  Property total             25,192                428,213  17.00
                                          ----------           -------------------

  The Branch Shopping Center, Smithtown
         CVS                                 11,050  5/31/2005     164,195  14.86 (1) 5 Year
         A&P                                                                      (1) 10 Year
                                                                                   & (1) 5
                                             63,000 11/30/2013     920,964  14.62  Year
                                          ----------           -------------------
         Property Total:                     74,050              1,085,159  14.65
                                          ----------           -------------------

  Pacesetter Park Shopping Center, Pomona
         Stop & Shop (Ahold)                 52,052  8/31/2020     342,559   6.58 (2) 10 Year
                                          ----------           -------------------
                  Property total             52,052                342,559   6.58
                                          ----------           -------------------


              Total: New York Region        299,697              5,334,841  17.80
                                          ----------           -------------------



Retail Anchor Properties- Wholly Owned
 (continued)
------------------------------------------

New England
------------------------------------------

 Connecticut
 -----------------------------------------

  Town Line Plaza, Rocky Hill
         Wal*Mart(1)                                                              REA
                                             97,300          -          $-     $-  Agreement
         Super Stop & Shop (Ahold)           64,665 11/30/2023     937,000  14.49 (7) 5 Year
                                          ----------           -------------------
                  Property total            161,965                937,000  14.49
                                          ----------           -------------------

 Massachusetts
 -----------------------------------------
  Methuen Shopping Center, Methuen
         Demoulas Super Markets              30,460  1/31/2015     109,656   3.60 (2) 5 Year
         Osco Drug (Brook's)                 10,234 12/31/2005      92,308   9.02           -
         Wal*Mart                            89,544 10/23/2011     626,808   7.00 (8) 5 Year
                                          ----------           -------------------
                  Property total            130,238                828,772   6.36
                                          ----------           -------------------

  Crescent Plaza, Brockton
         Home Depot                         106,760 10/31/2021     602,126   5.64 (7) 5 Year
         Shaw's  (Albertsons)                50,225 12/31/2012     516,960  10.29 (6) 5 Year
                                          ----------           -------------------
                  Property total            156,985              1,119,086   7.13
                                          ----------           -------------------

 New York
 -----------------------------------------
  New Loudon Center, Latham
         Bon Ton                             65,365   2/1/2014     261,460   4.00 (4) 5 Year
         Marshalls (TJX)                     37,212  1/31/2014     158,151   4.25 (3) 5 Year
         Price Chopper                       77,450  5/31/2015     764,052   9.87 (4) 5 Year
         A.C. Moore                          21,520  4/30/2009     221,226  10.28 (1) 5 Year
         Raymours Furniture Co               49,664  4/30/2019     155,591   3.13 (3) 5 Year
                                          ----------           -------------------
                  Property total            251,211              1,560,480   6.21
                                          ----------           -------------------

 Rhode Island
 -----------------------------------------
  Walnut Hill Plaza, Woonsocket
         Sears                               60,700  8/31/2008     258,000   4.25 (5) 5 Year
         CVS                                  8,800  1/31/2009     154,000  17.50 (1) 5 Year
         Shaw's  (Albertsons)                52,392 12/31/2013     523,920  10.00 (6) 5 Year
                                          ----------           -------------------
                  Property total            121,892                935,920   7.68
                                          ----------           -------------------

 Vermont
 -----------------------------------------
  Gateway Shopping Center
         Shaw's (Albertsons)                                                      (1) 10 Yr.,
                                                                                   (3) 5 Yr. &
                                             73,184  3/31/2024   1,317,311  18.00  (1) 4 Yr.
                                          ----------           -------------------
                  Property total             73,184              1,317,311  18.00
                                          ----------           -------------------

                Total : New England         895,475              6,698,569   8.39
                                          ----------           -------------------
Midwest
---------

 Illinois
 --------
  Hobson West Plaza, Naperville
         Bobak's Market and Restaurant       51,692 11/30/2007     225,436   4.36 (5) 5 Year
                                          ----------           -------------------
                  Property total             51,692                225,436   4.36
                                          ----------           -------------------
 Indiana
 --------
  Merrillville Plaza, Merrillville
         JC Penney                           50,000  1/31/2008     495,000   9.90 (2) 5 Year
         Officemax                           26,157  7/31/2008     222,335   8.50 (4) 5 Year
         Pier I                               9,143  1/31/2009     128,002  14.00           -
         David's Bridal                      13,266 11/19/2010     165,825  12.50 (2) 5 Year
         Toys R Us                           21,500  1/31/2014      87,500   4.07 (5) 5 Year
         TJ Maxx (TJX)                       25,200  1/31/2009     195,300   7.75 (1) 5 Year
                                          ----------           -------------------
                  Property total            145,266              1,293,962   8.91
                                          ----------           -------------------
         (1) This space is contiguous to the Company's property and is not owned by the Company.



Retail Anchor Properties- Wholly Owned
 (continued)
------------------------------------------

 Michigan
 -----------------------------------------
  Bloomfield Town Square, Bloomfield Hills
         HomeGoods (TJX)                     39,646  5/31/2010     307,257   7.75 (3) 5 Year
         Officemax                           21,500  6/30/2010     182,750   8.50 (3) 5 Year
         Marshalls (TJX)                     28,324  9/30/2011     226,592   8.00 (3) 5 Year
         TJ Maxx (TJX)                       36,000  1/31/2009     261,000   7.25 (1) 5 Year
                                          ----------           -------------------
                  Property total            125,470                977,599   7.79
                                          ----------           -------------------

 Ohio
 --------
  Mad River Station, Dayton
         Babies 'R' Us                       33,147  2/28/2010     260,204   7.85 (2) 5 Year
         Pier I                              10,111  2/28/2010     227,037  22.45           -
         Office Depot                        25,038  8/31/2005     287,936  11.50 (1) 5 Year
                                          ----------           -------------------
                  Property total             68,296                775,177  11.35
                                          ----------           -------------------

                  Total: Midwest            390,724              3,272,174   8.37
                                          ----------           -------------------

Mid-Atlantic
------------------------------------------

 New Jersey
 -----------------------------------------
  Marketplace of Absecon, Absecon
         Eckerd Drug (Brook's)               13,207  8/30/2020     329,310  24.93 (4) 5 Year
         Acme Markets (Albertson)            44,824  4/30/2015     598,264  13.35 (8) 5 Year
                                          ----------           -------------------
                  Property total             58,031                927,574  15.98
                                          ----------           -------------------

  Berlin Shopping Center, Berlin
         Acme Markets (Albertson)            32,040  4/30/2005     320,400  10.00 (2) 5 Year
         Kmart                               95,810 11/30/2009     299,000   3.12 (4) 5 Year
                                          ----------           -------------------
                  Property total            127,850                619,400   4.84
                                          ----------           -------------------

  Ledgewood Mall, Ledgewood
         Circuit City                        33,294  1/31/2020     466,116  14.00 (4) 5 Year
         Barnes & Noble                      12,500  1/31/2010     224,000  17.92 (5) 5 Year
         Marshalls (TJX)                     37,245  1/31/2007     346,751   9.31 (4) 5 Year
         The Sports Authority                52,205  5/31/2007     225,000   4.31 (6) 5 Year
         Macy's Department Store                                                  (3) 5 Year
          (Federated) (1)                    73,349  1/31/2010     651,245   8.88
         Wal*Mart                           120,570  3/31/2019     888,601   7.37 (6) 5 Year
                                          ----------           -------------------
                  Property total            329,163              2,801,713   8.51
                                          ----------           -------------------

 Pennsylvania
 -----------------------------------------
  Abington Town Center, Abington
         TJ Maxx (TJX)                                                            (2) 5 Year
                                             27,000 11/30/2010    $256,500  $9.50  (6 Months)
         Target(1)                                                                Condominium
                                            157,616          -           -      -  Agreement
                                          ----------           -------------------
                  Property total            184,616                256,500   9.50
                                          ----------           -------------------

               Total : Mid-Atlantic         699,660              4,605,187   8.50
                                          ----------           -------------------


Retail Anchor Properties- Wholly Owned
 (continued)
------------------------------------------

Northeast Pennsylvania
------------------------------------------

  Blackman Plaza, Wilkes-Barre
         Eckerd Drug (Brook's)                7,000  7/31/2006      59,710   8.53           -
         Kmart                              104,956 10/31/2009     204,664   1.95 (8) 5 Year
                                          ----------           -------------------
                  Property total            111,956                264,374   2.36
                                          ----------           -------------------

  Bradford Towne Centre, Towanda
         Kmart                               94,841  3/31/2019     474,205   5.00 (10) 5 Year
         Eckerd Drug (Brook's)               11,840  1/31/2010     118,400  10.00           -
         JC Penney                           22,580 11/30/2009      96,747   4.28 (7) 5 Year
         P & C Foods (Penn Traffic)          51,658  9/30/2014     413,264   8.00 (2) 5 Year
                                          ----------           -------------------
                  Property total            180,919              1,102,616   6.09
                                          ----------           -------------------

  Greenridge Plaza, Scranton
         Giant Food Stores (Ahold)           62,090  4/30/2021     279,405   4.50 (6) 5 Year
                                          ----------           -------------------
                  Property total             62,090                279,405   4.50
                                          ----------           -------------------

  Luzerne Street Shopping Center, Scranton
         Price Rite (Wakefern)               29,663   5/1/2015     118,652   4.00 (4) 5 Year
         Eckerd Drug (Brook's)               14,000  4/30/2009     105,000   7.50 (2) 5 Year
                                          ----------           -------------------
                  Property total             43,663                223,652   5.12
                                          ----------           -------------------

  Mark Plaza, Edwardsville
         Kmart                              104,956 10/31/2009     204,664   1.95 (9) 5 Year
         Redner's Market                     52,639  5/31/2018     447,432   8.50 (2) 5 Year
                                          ----------           -------------------
                  Property total            157,595                652,096   4.14
                                          ----------           -------------------

  Pittston Plaza, Pittston
         Eckerd Drugs (Brook's)               8,468  6/30/2006      80,446   9.50 (2) 5 Year
         Redner's Market                     59,100 12/31/2018     416,000   7.04 (2) 5 Year
                                          ----------           -------------------
                  Property total             67,568                496,446   7.35
                                          ----------           -------------------

  Plaza 422, Lebanon
         Home Depot                         104,242 12/31/2028     407,518   3.91 (6) 5 Year
                                          ----------           -------------------
                  Property total            104,242                407,518   3.91
                                          ----------           -------------------

  Route 6 Mall, Honesdale
         Eckerd Drugs (Brook's)              11,840  1/31/2011     112,480   9.50 (3) 5 Year
         Fashion Bug                         15,000  1/31/2006           -      -           -
         Kmart                              119,658  4/30/2020     687,952   5.75 (10) 5 Year
                                          ----------           -------------------
                  Property total            146,498                800,432   5.46
                                          ----------           -------------------

         Total : Northeastern Pennsylvania  874,531              4,226,539   4.83
                                          ----------           -------------------




Total: Retail Anchor Properties - Wholly
 Owned Properties                         3,160,087            $24,137,310  $8.31
                                          ==========           ===================


(1)Target owns the portion of the main building (157,616 square feet) that their store is located in.


Joint Venture Properties
------------------------------------------

New York Region
------------------------------------------

 New York
 -----------------------------------------
  Crossroads Shopping Center, White Plains
   (49% jv)
         Kmart                              100,725  1/31/2012    $566,250  $5.62 (5) 5 Year
         Waldbaum's (A&P)                    38,208 12/31/2007     504,000  13.19 (5) 5 Year
         B. Dalton (Barnes & Noble)          12,430  5/28/2012     345,927  27.83 (2) 5 Year
         Pier 1                               8,818  2/28/2007     278,825  31.62 (2) 5 Year
         Pay Half                            15,000  1/31/2018     330,000  22.00           -
         Modell's                            25,000  2/28/2009     193,750   7.75 (2) 5 Year
                                          ----------           -------------------
                  Property total            200,181              2,218,752  11.08
                                          ----------           -------------------

  400 East Fordham Road (Fund II)
         Sears                              100,703  7/16/2007     275,000   2.73           -
                                          ----------           -------------------



             Total  : New York Region       300,884              2,493,752   8.29
                                          ----------           -------------------

Mid-Atlantic Region
------------------------------------------

 Delaware
 -----------------------------------------
  Brandywine Town Center (Fund I)
         Annie Sez (Big M)                   13,324  1/31/2007     279,825  21.00 (3) 5 Year
         Michaels                            24,876  2/28/2011     547,272  22.00 (3) 5 Year
         Old Navy (The Gap)                  24,631  4/30/2011     541,872  22.00 (1) 5 Year
         Petsmart                            23,963  6/30/2017     455,297  19.00 (2) 5 Year
         Thomasville Furniture               18,893 11/30/2011     467,413  24.74 (2) 5 Year
         World Market                        20,044  1/31/2015     400,880  20.00           -
         Bed, Bath & Beyond                  50,977  1/31/2014     868,426  17.04 (3) 5 Year
         Dick's Sporting Goods               50,000  5/31/2013     700,000  14.00 (3) 5 Year
         Lowe's Home Centers                140,000  8/31/2018   1,925,000  13.75 (6) 5 Year
         The Bombay Company                   8,965  1/31/2015     215,160  24.00 (2) 5 Year
         Tutor Time                          10,317  2/28/2010     139,280  13.50 (3) 5 Year
         Regal Cinemas                       65,641   6/1/2017     821,825  12.52 (4) 5 Year
         Transunion Settlement               39,714  3/31/2013     884,772  22.28 (1) 5 Year
         Target                             138,000  1/31/2018     800,000   5.80 (5) 10 Year
                                          ----------           -------------------
                  Property total            629,345              9,047,022  14.38
                                          ----------           -------------------

  Market Square Shopping Center (Fund I)
         Trader Joe's                         7,675  1/31/2013     149,662  19.50 (3) 5 Year
         TJ Maxx (TJX)                       31,375  1/31/2006     365,712  11.66 (2) 5 Year
                                          ----------           -------------------
                  Property total             39,050                515,374  13.20
                                          ----------           -------------------

 South Carolina
 -----------------------------------------
  Hitchcock Plaza (Fund I)
         Kroger                              49,296  2/28/2007     342,607   6.95           -
                                          ----------           -------------------
                  Property Total             49,296                342,607   6.95
                                          ----------           -------------------

  Pine Log Plaza (Fund I)
         Farmers Furniture                   23,184   9/3/2021      69,552   3.00 (1) 5 Year
                                          ----------           -------------------

 Virginia
 --------
  Haygood Shopping Center (Fund I)
         Eckerd Drugs (Brook's)              11,280 11/30/2009      28,500   2.53           -
         Rose's                              40,500   7/1/2009      56,700   1.40           -
                                          ----------           -------------------
                  Property Total             51,780                 85,200   1.65
                                          ----------           -------------------

           Total  : Mid-Atlantic Region     792,655             10,059,755  12.69
                                          ----------           -------------------



Joint Venture Properties (continued)
------------------------------------------

Midwest Region
------------------------------------------

 Ohio
 --------
  Amherst Marketplace (Fund I)
         Giant Eagle                         76,737   9/3/2021     795,710  10.37 (4) 5 Year
                                          ----------           -------------------

  Granville Centre (Fund I)
         California Fitness                  34,951  1/31/2017     402,085  11.50 (2) 5 Year
                                          ----------           -------------------

  Sheffield Crossing (Fund I)
         Revco Drug                          10,500  5/31/2012     140,700  13.40 (3) 5 Year
         Giant Eagle                         59,159  5/31/2022     620,580  10.49 (4) 5 Year
                                          ----------           -------------------
                  Property total             69,659                761,280  10.93
                                          ----------           -------------------

 Michigan
 -----------------------------------------
  Sterling Heights (Fund I)
         Burlington Coat Factory             70,400  12/1/2004     281,600   4.00           -
                                          ----------           -------------------


                  Total: Midwest            251,747              2,240,675   8.90
                                          ----------           -------------------
 Various
 -----------------------------------------

         Kroger/Safeway (Fund I)          1,018,100       2009   8,664,352   8.51
                                          ----------           -------------------


          Total: Joint Venture Properties 2,363,386            $23,458,534  $9.93
                                          ==========           ===================


 ANNUAL SUPPLEMENTAL DISCLOSURE
  March 31,
     2005

          Anchor Lease Expirations - Next 3 Years
 ---------------------------------------------------------------------


 ---------------------------------------------------------------------
                          Gross Leased        Annualized Base Rent
                               Area
                         ---------------- ----------------------------
                                  Percent            Percent  Average
                          Square    of                  of      per
    Center      Anchor    footage   all     Amount     all    Sq. Ft.
                                   anchors            anchors
 ---------------------------------------------------------------------


       Wholly Owned
 ------------------------

        2005
 Methuen     Osco Drug
  Shopping    (Brook's)
  Center                   10,234   0.35%     92,308    0.38%    9.02
 Ledgewood   Macy's
  Mall        (Federated)
              (1)          11,449   0.39%     57,245    0.24%    5.00
 Branch PlazaCVS           11,050   0.38%    164,195    0.68%   14.86
 Berlin      Acme Markets
  Shopping
  Center                   32,040   1.10%    320,400    1.33%   10.00
 Mad River   Office Depot
  Shopping
  Center                   25,038   0.87%    287,937    1.19%   11.50
                         ---------------- ----------------------------

              Total 2005   89,811   3.09%    922,085    3.82%   10.27
                         ---------------- ----------------------------

        2006
 Pittston    Eckerd Drugs
  Plaza       (Brook's)     8,468   0.29%     80,446    0.33%    9.50
 Route 6     Fashion Bug
  Plaza                    15,000   0.52%          -    0.00%       -
 Blackman    Eckerd Drugs
  Plaza       (Brook's)     7,000   0.24%     59,710    0.25%    8.53
                         ---------------- ----------------------------

              Total 2006   30,468   1.05%    140,156    0.58%    4.60
                         ---------------- ----------------------------

        2007
 Ledgewood   The Sports
  Mall        Authority    52,205   1.79%    225,000    0.94%    4.31
 Soundview   King Kullen
  Marketplace              48,100   1.66%    562,600    2.33%   11.70
 Hobson West Bobak's
  Plaza                    51,692   1.78%    225,436    0.93%    4.36
                         ---------------- ----------------------------

              Total 2007  151,997   5.23%  1,013,036    4.20%    6.66
                         ---------------- ----------------------------


             Total - Next
                3 Years  $272,276   9.37% $2,075,277    8.60%   $7.62
                         ================ ============================


        Joint Venture - Crossroads
 ----------------------------------------

        2005                    -                  -

        2005                    -                  -

        2007
 Crossroads  Pier 1
  Shopping
  Center                    8,818   4.41%    278,825   12.57%   31.62
 Crossroads  Waldbaum's
  Shopping
  Center                   38,208  19.08%    504,000   22.71%   13.19
                         ---------------- ----------------------------

              Total 2007   47,026  23.49%    782,825   35.28%   16.65
                         ---------------- ----------------------------

             Total - Next
                3 Years   $47,026  23.49%   $782,825   35.28%  $16.65
                         ================ ============================


    Fund I
 ------------

        2005                    -                  -

        2006
 Market      TJ Maxx
  Square
  Shopping
  Center                   31,375   1.52%    365,712    1.69%   11.66

        2007
 Brandywine  Annie Sez
  Town Center (Big M)      13,324   0.65%    279,825    1.29%   21.00
 Hitchcock   Kroger
  Plaza                    49,296   2.39%    342,607    1.59%    6.95
                         ---------        ----------------------------

              Total 2007   62,620   3.04%    622,432    2.88%    9.94
                         ---------------- ----------------------------

             Total - Next
                3 Years   $93,995   4.56%   $988,144    4.57%  $10.51
                         ================ ============================


   Fund II
 ------------

        2005                    -                  -

        2006                    -                  -

        2007
 400 East    Sears
  Fordham
  Road                    100,703 100.00%    275,000  100.00%    2.73
                         ---------------- ----------------------------

             Total - Next
                3 Years  $100,703 100.00%   $275,000  100.00%   $2.73
                         ================ ============================


(1) Tenant has excercised its option to renew subsequent to March 31, 2005


     ANNUAL SUPPLEMENTAL DISCLOSURE
     March 31, 2005

                                Lease
                                 Expirations
     ---------------------------------------


                   -----------------------------------------------------------------------------
                               Gross Leased Area            Annualized Base Rent
                            -----------------------         --------------------
                   Number of                Percent                      Percent    Average
                    Leases       Square       of                           of         per
                   Expiring     Footage      Total             Amount     Total     Sq. Ft.
                   -----------------------------------------------------------------------------

Wholly-Owned
 Propeties
  Anchor Tenant Expirations
     Month to Month       1          11,449   0.39%              $57,245   0.24%           5.00
              2005        4          78,362   2.70%              864,840   3.58%          11.04
              2006        3          30,468   1.05%              140,156   0.58%           4.60
              2007        4         151,997   5.23%            1,013,036   4.20%           6.66
              2008        4         152,982   5.27%            1,249,460   5.18%           8.17
              2009       10         442,965  15.26%            1,869,603   7.75%           4.22
              2010       10         256,310   8.82%            2,932,221  12.14%          11.44
              2011        3         129,708   4.46%              965,880   4.00%           7.45
              2012        1          50,225   1.73%              516,960   2.14%          10.29
              2013        2         115,392   3.97%            1,444,884   5.99%          12.52
              2014        5         212,980   7.33%            1,267,126   5.25%           5.95
              2015        6         194,690   6.70%            2,520,224  10.44%          12.94
              2017        1          47,773   1.64%              955,460   3.96%          20.00
              2018        2         111,739   3.85%              863,432   3.58%           7.73
              2019        4         265,074   9.12%            1,518,396   6.29%           5.73
              2020        4         218,211   7.51%            1,825,936   7.56%           8.37
              2021        3         177,917   6.12%            1,035,619   4.29%           5.82
              2022        1          14,837   0.51%              435,000   1.80%          29.32
              2023        1          64,665   2.23%              937,000   3.88%          14.49
              2024        1          73,184   2.52%            1,317,312   5.46%          18.00
              2028        2         104,243   3.59%              407,520   1.69%           3.91

                   --------------------------------         ------------------------------------
    Total Occupied       72       2,905,171 100.00%          $24,137,310 100.00%          $8.31

    ----------------------------------------

    Anchor GLA Owned by
     Tenants                        254,916
    Total Vacant                    130,621
                            ----------------

    Total Square
     Feet                         3,290,708
                            ================

    ----------------------------------------


Wholly-Owned
 Propeties
  Shop Tenant Expirations
     Month to Month      21          81,207   6.14%           $1,200,714   6.06%         $14.79
              2005       32         103,412   7.82%            1,415,900   7.14%          13.69
              2006       57         180,947  13.68%            2,600,613  13.12%          14.37
              2007       58         229,190  17.30%            3,178,939  16.04%          13.87
              2008       53         169,023  12.77%            3,072,507  15.50%          18.18
              2009       53         189,042  14.29%            2,909,032  14.67%          15.39
              2010       16          72,632   5.49%              722,263   3.64%           9.94
              2011       16          68,956   5.21%            1,221,418   6.16%          17.71
              2012        7          16,261   1.23%              358,664   1.81%          22.06
              2013       14          43,881   3.32%              875,281   4.42%          19.95
              2014       18          93,719   7.08%            1,128,029   5.69%          12.04
              2015        6          54,752   4.14%              695,784   3.51%          12.71
              2019        1               -   0.00%               51,205   0.26%              -
              2020        4          17,945   1.36%              351,228   1.77%          19.57
              2022        1           2,205   0.17%               41,895   0.21%          19.00

                   --------------------------------         ------------------------------------
    Total Occupied      357       1,323,172 100.00%          $19,823,472 100.00%         $14.98

    ----------------------------------------

    Total Vacant                    234,282
                            ----------------

    Total Square
     Feet                         1,557,454
                            ================

    ----------------------------------------



Wholly-Owned
 Propeties
  Total Tenant Expirations
     Month to Month      22          92,656   2.19%           $1,257,959   2.86%         $13.58
              2005       36         181,774   4.30%            2,280,740   5.19%          12.55
              2006       60         211,415   5.00%            2,740,769   6.23%          12.96
              2007       62         381,187   9.02%            4,191,975   9.54%          11.00
              2008       57         322,005   7.60%            4,321,967   9.83%          13.42
              2009       63         632,007  14.95%            4,778,635  10.87%           7.56
              2010       26         328,942   7.78%            3,654,484   8.31%          11.11
              2011       19         198,664   4.70%            2,187,298   4.98%          11.01
              2012        8          66,486   1.57%              875,624   1.99%          13.17
              2013       16         159,273   3.77%            2,320,165   5.28%          14.57
              2014       23         306,699   7.25%            2,395,155   5.45%           7.81
              2015       12         249,442   5.90%            3,216,008   7.32%          12.89
              2017        1          47,773   1.13%              955,460   2.17%          20.00
              2018        2         111,739   2.64%              863,432   1.96%           7.73
              2019        5         265,074   6.27%            1,569,601   3.57%           5.92
              2020        8         236,156   5.59%            2,177,164   4.95%           9.22
              2021        3         177,917   4.21%            1,035,619   2.36%           5.82
              2022        2          17,042   0.40%              476,895   1.08%          27.98
              2023        1          64,665   1.53%              937,000   2.13%          14.49
              2024        1          73,184   1.73%            1,317,312   3.00%          18.00
              2028        2         104,243   2.47%              407,520   0.93%           3.91
                   --------------------------------         ------------------------------------

    Total Occupied      429       4,228,343 100.00%          $43,960,782 100.00%         $10.40

    ----------------------------------------

    Anchor GLA Owned by
     Tenants                        254,916
    Total Vacant                    364,903
                            ----------------

    Total Square
     Feet                         4,848,162
                            ================

    ----------------------------------------





Fund
 I
  Anchor Tenant Expirations
              2006        1          31,375   1.52%             $365,712   1.69%          11.66
              2007        2          62,620   3.04%              622,432   2.88%           9.94
              2009       28       1,093,064  53.00%            9,469,875  43.81%           8.66
              2010        1          10,317   0.49%              139,280   0.64%          13.50
              2011        3          68,400   3.32%            1,556,557   7.20%          22.76
              2012        2          21,000   1.02%              275,835   1.28%          13.14
              2013        3          97,389   4.72%            1,734,434   8.02%          17.81
              2014        2          50,977   2.47%              868,426   4.02%          17.04
              2015        2          29,009   1.41%              616,040   2.85%          21.24
              2017        3         124,555   6.04%            1,679,208   7.77%          13.48
              2018        2         278,000  13.48%            2,725,000  12.61%           9.80
              2021        2          66,237   3.21%              660,576   3.06%           9.97
              2022        1          59,159   2.87%              620,578   2.87%          10.49
              2024        1          70,400   3.41%              281,600   1.30%           4.00

                   --------------------------------         ------------------------------------
    Total Occupied       53       2,062,502 100.00%          $21,615,553 100.00%         $10.48

    ----------------------------------------
                                                            650,771.0000
    Total Vacant                    212,137
                            ----------------

    Total Square
     Feet                         2,274,639
                            ================

    ----------------------------------------




Fund
 I
  Shop Tenant Expirations
     Month to Month      23          58,568  18.19%             $831,894  20.20%         $14.20
              2005       17          62,011  19.26%              606,031  14.72%           9.77
              2006       10          38,179  11.86%              628,268  15.26%          16.46
              2007       14          29,319   9.11%              462,264  11.23%          15.77
              2008       14          42,844  13.31%              528,049  12.82%          12.32
              2009        5          10,851   3.37%              115,203   2.80%          10.62
              2010        1           2,357   0.73%               28,284   0.69%          12.00
              2011        2           3,465   1.08%               61,882   1.50%          17.86
              2013        4          20,070   6.23%              274,925   6.68%          13.70
              2014        5          44,244  13.74%              488,586  11.87%          11.04
              2018        1           6,957   2.16%               50,004   1.21%           7.19
              2019        1           3,141   0.98%               42,000   1.02%          13.37

                   --------------------------------         ------------------------------------
    Total Occupied       97         322,006 100.00%           $4,117,390 100.00%         $12.79

    ----------------------------------------

    Total Vacant                     95,681
                            ----------------

    Total Square
     Feet                           417,687
                            ================

    ----------------------------------------



Fund
 I
  Total Tenant Expirations
     Month to Month      23          58,568   2.46%             $831,894   3.23%         $14.20
              2005       17          62,011   2.60%              606,031   2.36%           9.77
              2006       11          69,554   2.92%              993,980   3.86%          14.29
              2007       16          91,939   3.86%            1,084,696   4.22%          11.80
              2008       14          42,844   1.80%              528,049   2.05%          12.32
              2009       33       1,103,915  46.29%            9,585,078  37.26%           8.68
              2010        2          12,674   0.53%              167,564   0.65%          13.22
              2011        5          71,865   3.01%            1,618,439   6.29%          22.52
              2012        2          21,000   0.88%              275,835   1.07%          13.14
              2013        7         117,459   4.93%            2,009,359   7.81%          17.11
              2014        7          95,221   3.99%            1,357,012   5.27%          14.25
              2015        2          29,009   1.22%              616,040   2.39%          21.24
              2017        3         124,555   5.22%            1,679,208   6.53%          13.48
              2018        3         284,957  11.95%            2,775,004  10.78%           9.74
              2019        1           3,141   0.13%               42,000   0.16%          13.37
              2021        2          66,237   2.78%              660,576   2.57%           9.97
              2022        1          59,159   2.48%              620,578   2.41%          10.49
              2024        1          70,400   2.95%              281,600   1.09%           4.00
                   --------------------------------         ------------------------------------

    Total Occupied      150       2,384,508 100.00%          $25,732,943 100.00%         $10.79

    ----------------------------------------

    Total Vacant                    307,818
                            ----------------

    Total Square
     Feet                         2,692,326
                            ================

    ----------------------------------------



Fund
 II
  Anchor Tenant Expirations

              2007        1         100,703 100.00%             $275,000 100.00%           2.73

                   --------------------------------         ------------------------------------
    Total Occupied        1         100,703 100.00%             $275,000 100.00%          $2.73

    ----------------------------------------

    Total Vacant                          -
                            ----------------

    Total Square
     Feet                           100,703
                            ================

    ----------------------------------------




Fund
 II
  Shop Tenant Expirations
     Month to Month       6          90,590  23.46%             $496,640  17.94%          $5.48
              2005        4         106,814  27.66%              690,678  24.94%           6.47
              2006        2          14,313   3.71%              285,540  10.31%          19.95
              2007        4         150,075  38.86%            1,029,375  37.17%           6.86
              2009        3          17,414   4.51%              158,480   5.72%           9.10
              2010        2           7,012   1.82%              108,296   3.91%          15.44

                   --------------------------------         ------------------------------------
    Total Occupied       21         386,218 100.00%           $2,769,009 100.00%          $7.17

    ----------------------------------------

    Total Vacant                     29,209
                            ----------------

    Total Square
     Feet                           415,427
                            ================

    ----------------------------------------


Fund
 II
  Total Tenant Expirations
     Month to Month       6          90,590  18.60%             $496,640  16.31%          $5.48
              2005       18         106,814  21.94%              690,678  22.69%           6.47
              2006       10          14,313   2.94%              285,540   9.38%          19.95
              2007       14         250,778  51.50%            1,304,375  42.85%           5.20
              2009       32          17,414   3.58%              158,480   5.21%           9.10
              2010        1           7,012   1.44%              108,296   3.56%          15.44

                   --------------------------------         ------------------------------------
    Total Occupied       81         486,921 100.00%           $3,044,009 100.00%          $6.25

    ----------------------------------------

    Total Vacant                     29,209
                            ----------------

    Total Square
     Feet                           516,130
                            ================

    ----------------------------------------



Crossroads (JV
 Property)
  Anchor Tenant Expirations
              2007        2          47,026  23.49%             $782,825  35.28%          16.65
              2009        1          25,000  12.49%              193,750   8.73%           7.75
              2012        2         113,155  56.53%              912,177  41.12%           8.06
              2018        1          15,000   7.49%              330,000  14.87%          22.00

                   --------------------------------         ------------------------------------
    Total Occupied        6         200,181 100.00%           $2,218,752 100.00%         $11.08

    ----------------------------------------

    Total Vacant                          -
                            ----------------

    Total Square
     Feet                           200,181
                            ================

    ----------------------------------------




  Shop Tenant Expirations

              2005        1           2,210   2.00%              $60,996   1.61%         $27.60
              2006        4           7,240   6.55%              239,416   6.30%          33.07
              2007        4           4,912   4.45%              184,626   4.86%          37.59
              2008        9          31,460  28.50%            1,027,210  27.03%          32.65
              2009        7          22,318  20.20%              765,758  20.15%          34.31
              2011        2           4,070   3.68%              143,212   3.77%          35.19
              2012        2           5,250   4.75%              189,000   4.97%          36.00
              2014        4          19,941  18.05%              672,585  17.70%          33.73
              2017        1           6,600   5.97%              330,000   8.68%          50.00
              2022        1           6,462   5.85%              187,398   4.93%          29.00

                   --------------------------------         ------------------------------------
    Total Occupied       35         110,463 100.00%           $3,800,201 100.00%         $34.40

    ----------------------------------------

    Total Vacant                          -
                            ----------------

    Total Square
     Feet                           110,463
                            ================

    ----------------------------------------


Crossroads (JV
 Property)
  Total Tenant Expirations

              2005        1           2,210   0.71%              $60,996   1.01%          27.60
              2006        4           7,240   2.33%              239,416   3.98%          33.07
              2007        6          51,938  16.72%              967,451  16.07%          18.63
              2008        9          31,460  10.13%            1,027,210  17.07%          32.65
              2009        8          47,318  15.23%              959,508  15.94%          20.28
              2011        2           4,070   1.31%              143,212   2.38%          35.19
              2012        4         118,405  38.12%            1,101,177  18.31%           9.30
              2014        4          19,941   6.42%              672,585  11.17%          33.73
              2017        1           6,600   2.12%              330,000   5.48%          50.00
              2018        1          15,000   4.83%              330,000   5.48%          22.00
              2022        1           6,462   2.08%              187,398   3.11%          29.00

                   --------------------------------         ------------------------------------
    Total Occupied       41         310,644 100.00%           $6,018,953 100.00%         $19.38

    ----------------------------------------

    Total Vacant                          -
                            ----------------

    Total Square
     Feet                           310,644
                            ================


ANNUAL SUPPLEMENTAL DISCLOSURE
    March 31, 2005

                   Property
                    Demographics (1)
---------------------------------------

-------------------------------------------------------------------

                                        Trade    Total
                                        Area     Base      Total
Property / JV         City        State(Miles)   Rent       GLA
 Ownership %
-------------------------------------------------------------------
Brandywine Town CenterWilmington  DE
 & Mkt Sq./22.22%                           3 11,131,931   732,107
Elmwood Park Shopping Elmwood ParkNJ
 Ctr.                                       3  3,228,851   149,085
Abington Towne Center Abington    PA        3    922,200   216,355
Granville Center /    Columbus    OH
 22.22%                                     3    670,684   131,543
Hobson West Plaza     Naperville  IL        3  1,198,479    99,044
Methuen Shopping Ctr. Methuen     MA        5    828,772   130,238
Crossroads Shopping   White PlainsNY
 Ctr. / 49%                                 3  6,018,953   310,644
The Branch Plaza      Smithtown   NY        3  2,375,596   125,676
Village Commons       Smithtown   NY
 Shopping Ctr.                              3  2,109,869    87,306
Bloomfield Town SquareBloomfield  MI
                       Hills                5  2,820,483   217,266
Crescent Plaza        Brockton    MA        3  1,694,375   218,277
239 Greenwich Avenue  Greenwich   CT        5    929,600    16,834
Soundview Marketplace Port        NY
                       Washington           3  2,614,087   184,114
Town Line Plaza       Rocky Hill  CT        3  1,561,226   206,178
New Loudon Center     Latham      NY        5  1,670,110   255,826
Pacesetter Park       Pomona      NY
 Shopping Ctr.                              3  1,066,936    96,646
Mad River Station     Dayton      OH        5  1,488,011   155,739
Greenridge Plaza      Scranton    PA        3    954,033   194,785
Mark Plaza            EdwardsvillePA        5  1,094,524   213,689
Luzerne Street        Scranton    PA
 Shopping Ctr.                              3    239,276    58,089
Blackman Plaza        Wilkes-BarrePA        5    282,374   121,341
Sheffield Crossing /  Sheffield   OH
 22.22%                                     3  1,146,925   112,534
Amherst Marketplace / Amherst     OH
 22.22%                                     3    830,115    79,937
Sterling Heights      Sterling    MI
 Shopping Center /     Heights
 11.11%                                     3    518,404   154,597
Tarrytown Shopping    Tarrytown   NY
 Center / 11.11%                            3    238,841    35,877
Hitchcock Plaza / 20% Aiken       SC        5    842,197   234,338
Pine Log Plaza / 20%  Aiken       SC        5    149,250    35,064
Haygood Shopping      Virginia    VA
 Center / 11.11%       Beach                3    889,473   158,229
400 East Fordham Road The Bronx   NY
 / 18.32%                                   2    640,804   117,355
Pelham Manor Shopping Westchester NY
 Plaza / 18.32%                             3  2,403,205   398,775
Walnut Hill Plaza     Woonsocket  RI        5  2,193,120   285,829
Ledgewood Mall        Ledgewood   NJ        5  4,312,577   517,632
Berlin Shopping Ctr.  Berlin      NJ        3    806,722   188,688
Merrillville Plaza    Hobart      IN        5  2,576,217   235,605
The Gateway Shopping  So.         VT
 Ctr.                  Burlington           3  1,746,828   101,861
Marketplace of AbseconAbsecon     NJ        3  1,536,973   105,093
Pittston Plaza        Pittston    PA        3    613,720    79,494
Plaza 422             Lebanon     PA        3    444,020   155,026
Route 6 Plaza         Honesdale   PA        5  1,073,043   175,507
Bradford Towne Centre Towanda     PA       10  1,578,760   256,939
-------------------------------------------------------------------
                                              69,441,564 7,349,162
                                              ---------------------



(1) Does not include the Kroger/Safeway Portfolio.
(2) Fordham figures are for a 2 mile radius.


ANNUAL SUPPLEMENTAL DISCLOSURE
    March 31, 2005

                   Property Demographics (1)
------------------------------------------------------------------------------

---------------------- ------------------------------------ -----------------------------------
                            3-Mile Radius(2)                           5-Mile Radius
                       ------------------------------------ -----------------------------------
                                       #
                        Total  HouseholdsMedian HH Avg. HH    Total           Median   Avg. HH
                                                                            #    HH
Property / JV            Pop.    ("HH")   Income    Income     Pop.      HH    Income  Income
 Ownership %
---------------------- ------------------------------------------------------------------------
Brandywine Town Center
 & Mkt Sq./22.22%       40,167    15,437  $81,275  $98,474    116,835  47,059 $71,475  $91,032
Elmwood Park Shopping
 Ctr.                  259,975    86,557  $51,206  $61,319    612,593 212,140 $56,661  $68,670
Abington Towne Center   93,360    36,608  $65,173  $80,281    306,979 120,242 $58,804  $71,480
Granville Center /
 22.22%                114,683    51,558  $46,830  $54,096    267,818 116,119 $52,178  $61,015
Hobson West Plaza       94,003    32,812  $96,226 $111,843    264,472  93,258 $83,440  $96,333
Methuen Shopping Ctr.   91,936    33,202  $40,495  $50,182    198,133  73,801 $46,809  $56,761
Crossroads Shopping
 Ctr. / 49%            104,349    40,090  $76,635  $97,520    203,088  74,810 $91,173 $122,507
The Branch Plaza        67,386    22,781  $86,500  $98,961    198,575  64,367 $78,576  $90,006
Village Commons
 Shopping Ctr.          67,862    22,859  $87,048  $99,163    197,398  63,981 $79,019  $90,486
Bloomfield Town Square  62,541    24,356  $72,545 $102,892    166,366  63,987 $77,660 $106,428
Crescent Plaza          99,840    35,462  $45,142  $52,972    168,024  60,373 $50,116  $58,235
239 Greenwich Avenue    66,867    25,228  $94,987 $147,352    141,499  51,663 $92,448 $141,180
Soundview Marketplace   46,380    16,462 $113,631 $167,275    143,395  52,155 $97,968 $139,340
Town Line Plaza         45,242    19,007  $74,547  $64,079    151,760  60,763 $56,343  $66,119
New Loudon Center       41,508    16,246  $55,189  $65,561    152,497  63,018 $46,569  $56,589
Pacesetter Park
 Shopping Ctr.          25,894     8,469  $88,331 $107,734    128,097  37,540 $71,637  $88,824
Mad River Station       59,585    26,299  $56,285  $67,437    130,304  55,583 $58,803  $72,512
Greenridge Plaza        88,472    37,357  $32,243  $41,495    126,562  53,080 $34,803  $44,679
Mark Plaza              89,240    38,696  $31,389  $39,511    124,722  53,562 $34,002  $42,614
Luzerne Street
 Shopping Ctr.          66,687    27,708  $30,436  $39,697    120,838  50,392 $34,650  $44,561
Blackman Plaza          61,029    26,168  $30,784  $39,130    116,682  50,274 $33,089  $41,383
Sheffield Crossing /
 22.22%                 35,452    14,048  $45,762  $54,608    121,322  47,230 $45,775  $54,558
Amherst Marketplace /
 22.22%                 52,542    21,012  $44,259  $53,044     97,181  38,366 $40,461  $49,765
Sterling Heights
 Shopping Center /
 11.11%                 97,175    35,730  $67,786  $74,409    257,839 101,330 $64,903  $73,379
Tarrytown Shopping
 Center / 11.11%        35,238    13,328  $68,960  $98,836    119,686  46,393 $76,834 $104,788
Hitchcock Plaza / 20%   25,419    10,547  $60,290  $71,076     45,931  18,554 $49,878  $60,184
Pine Log Plaza / 20%    25,419    10,547  $60,290  $71,076     45,931  18,554 $49,878  $60,184
Haygood Shopping
 Center / 11.11%        95,832    36,598  $52,790  $62,252    217,586  82,889 $52,974  $62,426
400 East Fordham Road
 / 18.32%              651,504   223,577  $33,414  $37,631          -       -       -        -
Pelham Manor Shopping
 Plaza / 18.32%        400,119   149,994  $47,713  $59,780  1,114,822 410,040 $44,052  $56,839
Walnut Hill Plaza       59,961    24,256  $41,751  $49,362     94,203  37,077 $48,793  $57,263
Ledgewood Mall          34,631    12,915  $77,309  $88,598    105,973  38,609 $75,159  $86,345
Berlin Shopping Ctr.    31,313    11,105  $63,424  $74,188     94,688  34,457 $60,908  $70,450
Merrillville Plaza      18,924     7,566  $54,952  $62,686     84,180  31,820 $52,697  $60,610
The Gateway Shopping
 Ctr.                   46,105    19,252  $43,524  $53,733     68,034  27,816 $45,474  $56,025
Marketplace of Absecon  30,277    10,476  $51,028  $60,415     68,488  23,943 $50,386  $59,385
Pittston Plaza          40,640    17,537  $36,785  $45,214     72,326  31,010 $38,049  $46,790
Plaza 422               44,416    18,047  $36,458  $43,830     61,325  24,358 $40,383  $48,126
Route 6 Plaza            7,395     3,155  $32,818  $42,657     11,704   4,849 $33,779  $43,036
Bradford Towne Centre    5,506     2,344  $38,141  $46,212      8,813   3,627 $38,371  $46,994
---------------------- ------------------------------------ -----------------------------------

                       ------------------------------------ -----------------------------------
                        87,703    33,127  $59,582  $72,035    193,624  73,168 $57,044  $70,378
                       ------------------------------------ -----------------------------------

                       ------------------------------------ -----------------------------------
                        72,243    26,705  $64,929  $79,739    173,388  63,619 $63,189  $78,579
                       ------------------------------------ -----------------------------------


(1) Does not include the Kroger/Safeway Portfolio.

(2) Fordham figures are for a 2 mile radius.


ANNUAL SUPPLEMENTAL DISCLOSURE
    March 31, 2005

                   Property Demographics (1)
-------------------------------------------------------------------------------------

----------------------  -------------------------------- ----------------------------
                                 10-Mile Radius
                        --------------------------------

                         Total          Median        Avg. HH
                                      #    HH
Property / JV             Pop.     HH    Income  Income    County          MSA
 Ownership %
----------------------  -------------------------------------------------------------

Brandywine Town Center                                   Bergen     Wilmington-
 & Mkt Sq./22.22%             -       -      $-      $-              Newark, DE
Elmwood Park Shopping                                    Bergen     Bergen-Passaic,
 Ctr.                         -       -       -       -              NJ
Abington Towne Center         -       -       -       -  Bucks      Philadelphia, PA
Granville Center /                                       Franklin   Columbus, OH
 22.22%                       -       -       -       -
Hobson West Plaza             -       -       -       -  DuPage     Chicago, IL
Methuen Shopping Ctr.         -       -       -       -  Essex      Boston, MA-NH
Crossroads Shopping                                      WestchesterNew York, NY
 Ctr. / 49%                   -       -       -       -
The Branch Plaza                                         Suffolk    Nassau-Suffolk,
                              -       -       -       -              NY
Village Commons                                          Suffolk    Nassau-Suffolk,
 Shopping Ctr.                -       -       -       -              NY
Bloomfield Town Square        -       -       -       -  Oakland    Detroit, MI
Crescent Plaza                -       -       -       -  Plymouth   Boston, MA-NH
239 Greenwich Avenue                                     Fairfield  New Haven-
                              -       -       -       -              Meriden, CT
Soundview Marketplace                                    Nassau     Nassau-Suffolk,
                              -       -       -       -              NY
Town Line Plaza               -       -       -       -  Hartford   Hartford, CT
New Loudon Center                                        Albany     Albany-
                                                                     Schenectady-
                              -       -       -       -              Troy, NY
Pacesetter Park                                          Rockland   New York, NY
 Shopping Ctr.                -       -       -       -
Mad River Station                                        Montgomery Dayton-
                              -       -       -       -              Springfield, OH
Greenridge Plaza                                         Lackawanna Scranton-Wilkes
                                                                     Barre-Hazelton,
                              -       -       -       -              PA
Mark Plaza                                               Luzerne    Scranton-Wilkes
                                                                     Barre-Hazelton,
                              -       -       -       -              PA
Luzerne Street                                           Lackawanna Scranton-Wilkes
 Shopping Ctr.                                                       Barre-Hazelton,
                              -       -       -       -              PA
Blackman Plaza                                           Luzerne    Scranton-Wilkes
                                                                     Barre-Hazelton,
                              -       -       -       -              PA
Sheffield Crossing /                                     Lorain     Cleveland-Lorain-
 22.22%                       -       -       -       -              Elyria
Amherst Marketplace /                                    Lorain     Cleveland-Lorain-
 22.22%                       -       -       -       -              Elyria
Sterling Heights                                                    Coordinates
 Shopping Center /                                                   42.5803, 83.0298
 11.11%                       -       -       -       -
Tarrytown Shopping                                                  Coordinates
 Center / 11.11%              -       -       -       -              41.0799, 73.8640
Hitchcock Plaza / 20%                                               Coordinates
                         84,131  33,423  43,742  52,745              33.5156, 81.7311
Pine Log Plaza / 20%                                                Coordinates
                         84,131  33,423  43,742  52,745              33.5156, 81.7311
Haygood Shopping                                                    Coordinates
 Center / 11.11%              -       -       -       -              36.8727, 76.1350
400 East Fordham Road                                    The Bronx  New York, NY
 / 18.32%
Pelham Manor Shopping                                    WestchesterNew York, NY
 Plaza / 18.32%
Walnut Hill Plaza                                        Providence Providence-Fall
                              -       -       -       -              River, RI
Ledgewood Mall          278,307 100,409 $84,897 $99,923  Morris     Newark, NJ
Berlin Shopping Ctr.                                     Burlington Philadelphia, PA,
                              -       -       -       -              NJ
Merrillville Plaza      344,569 130,349 $48,747 $57,323  Lake       Gary, IN
The Gateway Shopping                                     Chittenden Burlington, VT
 Ctr.                         -       -       -       -
Marketplace of Absecon                                   Atlantic   Atlantic City-
                              -       -       -       -              Cape May, NJ
Pittston Plaza                                           Luzerne    Scranton-Wilkes
                                                                     Barre-Hazelton,
                              -       -       -       -              PA
Plaza 422                                                Lebanon    Harrisburg-
                                                                     Lebanon-
                              -       -       -       -              Carlisle, PA
Route 6 Plaza                 -       -       -       -  Wayne                   N/A
Bradford Towne Centre    17,398   6,799 $38,245 $46,336  Bradford                N/A
----------------------  -------------------------------- ----------------------------

                        --------------------------------
                        249,836  92,496 $76,265 $90,424
                        --------------------------------

                        --------------------------------
                        251,791  92,847 $66,225 $78,206
                        --------------------------------


(1) Does not include the Kroger/Safeway Portfolio.
(2) Fordham figures are for a 2 mile radius.


ANNUAL SUPPLEMENTAL DISCLOSURE
                         March 31, 2005

             Residential (Multi-family) Properties
----------------------------------------------------------------                         ---------

                                                                                            %        %
                                                                                          Occupied Occupied
                            Property                            Location  Square   Units March 31,December      Occupied
                                                                            Feet            2005   31, 2004
-----------------------------------------------------------------------------------------------------------     --------
                          Mid-Atlantic

                         North Carolina
----------------------------------------------------------------
                       Village Apartments                        Winston
                                                                   Salem   578,606   600       88%      84%         525

                            Mid-West

                            Missouri
----------------------------------------------------------------
           Gate House, Holiday House, Tiger Village,             Columbia  628,891   874       97%      96%         845
                                                                         ----------------------------------
                     Colony Apartments (1)


                             Totals                                      1,207,497 1,474       93%      91%       1,370
                                                                         ==================================

                                                                                         ---------



(1)As this property has tenants associated with the University of Missouri, occupancy trends are correlated to semester sessions